SCHWABFUNDS-R-

SCHWAB MARKETTRACK
PORTFOLIOS-TM-

(formerly the
Schwab Asset Director-R- Funds)


/ / GROWTH

/ / BALANCED

/ / CONSERVATIVE


Semiannual Report
April 30, 1998

SCHWAB MARKETTRACK PORTFOLIOS-TM-

We are pleased to bring you this semiannual report for the Schwab MarketTrack Portfolios (the Portfolios) for the six-month period ended April 30, 1998. Note that these funds were formerly known as the Schwab Asset Director-Registered Trademark- Funds. In this report you will find performance statistics and other useful information for the following three Portfolios:

    Schwab MarketTrack Growth Portfolio
    Schwab MarketTrack Balanced Portfolio
    Schwab MarketTrack Conservative Portfolio

Each of the Portfolios provides an easy, convenient way to diversify your investment among major asset categories--stocks, bonds and cash equivalents. Through a single investment, you may benefit from asset allocation, an investing strategy designed to achieve an optimal balance between risk and return. In fact, a frequently cited research study has shown that one of the greatest impacts on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash equivalents) rather than market timing or individual stock selection.

The primary difference among the three Schwab MarketTrack Portfolios covered in this report is the proportion of each that is invested in stocks. Each Portfolio targets a different mix of investments, as described more fully on the following pages, and employs an index-based approach to capturing the returns inherent in the asset categories by investing primarily in Schwab index funds.

CONTENTS

------------------------------------------------
A Message from the Chairman                    1
------------------------------------------------
What Every Investor Should Know                2
------------------------------------------------
Market Overview                                4
------------------------------------------------
Portfolio Performance                          8
------------------------------------------------
Portfolio Summary                              9
------------------------------------------------
Portfolio Management                          12
------------------------------------------------
Portfolio Discussion                          13
------------------------------------------------
Statement of Net Assets                       18
------------------------------------------------
Financial Statements                          43
------------------------------------------------
Notes to Financial Statements                 48
------------------------------------------------

FUND LISTINGS

The Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SCHWABFUNDS-Registered Trademark-:

NEWSPAPER LISTING   SYMBOL
MT Gro              SWHGX
MT Bal              SWBGX
MT Cons             SWCGX

 WHY THE NAME CHANGE?

 If you've been invested in any of these funds for a while, you used to know them as the Schwab Asset Director Funds. We recently changed their name to better reflect their investing strategies. In fact, the change was a result of feedback we received from you, our investors. We think the new name, SCHWAB MARKETTRACK PORTFOLIOS, is clearer and better reflects the indexing strategy of the Portfolios.

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

The U.S. stock market rallied strongly over most of the six-month period ended April 30, 1998. So did many European markets. Despite investors' concerns about Asia's financial crisis last autumn, economic conditions continued to provide a solid underpinning for U.S. business activity. Once again, blue chips led the rally, though many smaller-cap stocks posted very solid gains in absolute terms. You'll find more insight about the overall market beginning on page 4.

    [PHOTO]
                  As pleased as we are with the performance of our Funds during this period, we want to be realistic. Over most of this century, for example, the U.S. stock market has returned an average of 11% to 12% PER YEAR, not per quarter. We encourage investors to keep that in mind should the market revert to its historical pattern of more-moderate performance.

Our philosophy has always been that REGULAR INVESTING, regardless of short-term market trends, is the best strategy over the long term. By investing in one of our SchwabFunds-Registered Trademark-, you've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we outline several ways to help ensure that you reach those goals by establishing--or maintaining--an ongoing investment program.

NEW INVESTMENT OPPORTUNITIES TO CONSIDER
We are proud to introduce a new addition to our family of Funds: THE SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO. (SCHWAB MARKETTRACK PORTFOLIOS-TM- is the new name of Schwab's Asset Director-Registered Trademark- Funds.) This Portfolio, which targets 100% equity investing, can provide you with diversified exposure to three different areas of the stock market: U.S. large-company, U.S. small-company and international stocks. We also offer three other MarketTrack
Portfolios: Growth, Balanced and Conservative. Each invests a different proportion of its assets in bonds and cash in addition to stocks.

For additional information and a free prospectus on the Schwab MarketTrack Portfolios or any of our SchwabFunds, please call us toll free at 1-800-435-4000. Each prospectus contains more-complete information on our Funds, including their fees and expenses; please read the prospectus carefully before you invest.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $63 billion in assets on behalf of more than 3.3 million SchwabFunds shareholders. We offer a full spectrum of 34 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
April 30, 1998

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund helps reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

Don't forget, however, that diversification across your portfolio can be just as important as diversification within one of the mutual funds you own. As you probably know, stocks have historically offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their equity exposure across different market segments--such as U.S. large-cap, U.S. small-cap and international, which have tended to move with less than perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

 THE SCHWAB APPROACH
 TO INVESTING

  - START WITH THE BASICS FOR
     LONG-TERM INVESTING.

  - GET STARTED NOW!

  - KNOW YOURSELF.

  - INVEST IN THE STOCK MARKET
     FOR GROWTH.

  - TAKE A LONG-TERM VIEW.

  - BUILD A DIVERSIFIED PORTFOLIO.

  - CONSIDER BONDS AND CASH FOR
     DIVERSIFICATION AND INCOME.
  - MINIMIZE YOUR EXPENSES.
  - STAY ON TRACK.

  - BECOME A LIFELONG INVESTOR.

Asset allocation can sound simple in theory, but most individual investors find it difficult to put into practice. Few of us have the time or resources to keep track of the market and maintain balanced exposure across asset classes. For example, if stocks perform especially well during a certain period, your equity exposure may grow to take up a bigger share of your portfolio than you're comfortable with.

That's why it makes a lot of sense to "automate" your asset allocation decisions. Schwab has developed a broad spectrum of portfolio solutions that make it convenient for you to apply this time-tested investment strategy. If you'd like more information, please call us at 1-800-435-4000, access our Web site at WWW.SCHWAB.COM/SCHWABFUNDS or visit the Schwab branch nearest you.

REGULAR-INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown in the illustration below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                    No. of
                           Fixed                    Shares
                        Investment   Share Price   Purchased
-------------------------------------------------------------
Month 1                       $400          $10           40
-------------------------------------------------------------
Month 2                       $400           $8           50
-------------------------------------------------------------
Month 3                       $400           $5           80
-------------------------------------------------------------
Month 4                       $400           $8           50
-------------------------------------------------------------
Month 5                       $400          $10           40
-------------------------------------------------------------
Totals:                     $2,000          $41          260

AVERAGE SHARE PRICE ($41  DIVIDED BY 5 periods):       $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):                     $7.69
PER-SHARE ADVANTAGE:                                   $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3 when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

In addition to reducing your per-share costs over time, dollar-cost averaging provides you another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: not only do you not have to even think about it, but you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in Schwab's free MONEYLINK TRANSFER SERVICE to automatically transfer money to your Schwab account.

With MONEYLINK TRANSFER SERVICE-Registered Trademark-, you can arrange to regularly and automatically transfer $50 or more from your bank account, payroll or government check into your Schwab account. It's a great way to build your investment over time.(2)

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by short-term market trends. For more information about these programs, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds-Registered Trademark-. In addition to our automated methods, you can also invest in person at any of our nationwide branches, through our Web site at WWW.SCHWAB.COM and through our automated touch-tone telephone service, TELEBROKER,-Registered Trademark- by calling 1-800-272-4922.

(1)Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

(2)The terms of your specific Schwab account will dictate when your Schwab MoneyLink transfers are swept into a money market fund and begin earning money market dividend income.

  KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. A wealth of information about our investment philosophy and Funds, as well as the market and economic environment, can be found at our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

 In addition, market commentaries and monthly
 Portfolio updates are available by calling our toll-free Shareholder Information Line at
 1-888-9 NO-LOAD.

MARKET OVERVIEW

U.S. GROWTH RATE

U.S. GROSS DOMESTIC PRODUCT (GDP) grew at a strong real rate of 3.8% in 1997 and 4.2% in the first quarter of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                           3.90%
Q2 1990                                           1.20%
Q3 1990                                          -1.90%
Q4 1990                                          -4.00%
Q1 1991                                          -2.10%
Q2 1991                                           1.80%
Q3 1991                                           1.00%
Q4 1991                                           1.00%
Q1 1992                                           4.70%
Q2 1992                                           2.50%
Q3 1992                                           3.00%
Q4 1992                                           4.30%
Q1 1993                                           0.10%
Q2 1993                                           2.00%
Q3 1993                                           2.10%
Q4 1993                                           5.30%
Q1 1994                                           3.00%
Q2 1994                                           4.70%
Q3 1994                                           1.80%
Q4 1994                                           3.60%
Q1 1995                                           0.90%
Q2 1995                                           0.30%
Q3 1995                                           3.00%
Q4 1995                                           2.20%
Q1 1996                                           1.80%
Q2 1996                                           6.00%
Q3 1996                                           1.00%
Q4 1996                                           4.30%
Q1 1997                                           4.90%
Q2 1997                                           3.30%
Q3 1997                                           3.10%
Q4 1997                                           3.70%
Q1 1998                                           4.20%
SOURCE: BLOOMBERG L.P.

At the time of this writing, THE U.S. ECONOMY APPEARS POISED FOR CONTINUED GROWTH, further extending the current economic expansion that began in 1991. Many economists expect Asia's economic problems to reduce 1998 U.S. GDP growth by only a relatively minor 0.25 to 1.0 percentage point.

PRIOR TO THE FOURTH-QUARTER ONSET OF THE "ASIAN FLU," the U.S. economy's strength and tight labor markets led investors to speculate about whether wage and price inflation were accelerating. Some investors also believed that the Federal Reserve was on the verge of raising interest rates to head off a potential acceleration in both wage and price inflation. As Federal Reserve Chairman Alan Greenspan said in his February congressional testimony, "The key question going forward is whether the restraint building from the turmoil in Asia will be sufficient to check inflationary tendencies that might otherwise result from the strength of domestic spending and tightening labor markets." At the moment, many economists believe that Federal Reserve policy-makers are now more inclined to raise interest rates than they have been in the past, but are refraining from doing so because inflation remains tame and Asia's continuing problems may dampen both global and domestic growth.

UNEMPLOYMENT

JOB GROWTH IN THE UNITED STATES HAS REMAINED ROBUST. In fact, the U.S. unemployment rate reached 4.3% in April--the lowest level in 28 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  U.S. UNEMPLOYMENT RATE

Jan-90                           5.40%
Feb-90                           5.30%
Mar-90                           5.20%
Apr-90                           5.40%
May-90                           5.40%
Jun-90                           5.20%
Jul-90                           5.50%
Aug-90                           5.70%
Sep-90                           5.90%
Oct-90                           5.90%
Nov-90                           6.20%
Dec-90                           6.30%
Jan-91                           6.40%
Feb-91                           6.60%
Mar-91                           6.80%
Apr-91                           6.70%
May-91                           6.90%
Jun-91                           6.90%
Jul-91                           6.80%
Aug-91                           6.90%
Sep-91                           6.90%
Oct-91                           7.00%
Nov-91                           7.00%
Dec-91                           7.30%
Jan-92                           7.30%
Feb-92                           7.40%
Mar-92                           7.40%
Apr-92                           7.40%
May-92                           7.60%
Jun-92                           7.80%
Jul-92                           7.70%
Aug-92                           7.60%
Sep-92                           7.60%
Oct-92                           7.30%
Nov-92                           7.40%
Dec-92                           7.40%
Jan-93                           7.30%
Feb-93                           7.10%
Mar-93                           7.00%
Apr-93                           7.10%
May-93                           7.10%
Jun-93                           7.00%
Jul-93                           6.90%
Aug-93                           6.80%
Sep-93                           6.70%
Oct-93                           6.80%
Nov-93                           6.60%
Dec-93                           6.50%
Jan-94                           6.60%
Feb-94                           6.60%
Mar-94                           6.50%
Apr-94                           6.40%
May-94                           6.00%
Jun-94                           6.10%
Jul-94                           6.10%
Aug-94                           6.10%
Sep-94                           5.90%
Oct-94                           5.80%
Nov-94                           5.60%
Dec-94                           5.40%
Jan-95                           5.60%
Feb-95                           5.40%
Mar-95                           5.40%
Apr-95                           5.70%
May-95                           5.60%
Jun-95                           5.60%
Jul-95                           5.70%
Aug-95                           5.70%
Sep-95                           5.70%
Oct-95                           5.60%
Nov-95                           5.60%
Dec-95                           5.60%
Jan-96                           5.70%
Feb-96                           5.50%
Mar-96                           5.50%
Apr-96                           5.50%
May-96                           5.50%
Jun-96                           5.30%
Jul-96                           5.50%
Aug-96                           5.20%
Sep-96                           5.20%
Oct-96                           5.30%
Nov-96                           5.40%
Dec-96                           5.30%
Jan-97                           5.30%
Feb-97                           5.30%
Mar-97                           5.20%
Apr-97                           5.00%
May-97                           4.80%
Jun-97                           5.00%
Jul-97                           4.90%
Aug-97                           4.90%
Sep-97                           4.90%
Oct-97                           4.80%
Nov-97                           4.60%
Dec-97                           4.70%
Jan-98                           4.70%
Feb-98                           4.60%
Mar-98                           4.70%
Apr-98                           4.30%
SOURCE: BLOOMBERG L.P.

ALTHOUGH INFLATION HAS BEEN WELL CONTAINED, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important.

Strong productivity gains, such as those achieved in 1997, allow manufacturers and other businesses to limit price increases in the face of rising wages, without sacrificing profit margins.

INFLATION

BOTH THE EMPLOYMENT COST INDEX (ECI) AND CONSUMER PRICE INDEX (CPI) REMAINED IN CHECK throughout 1997 and the first quarter of 1998, reflecting continued low inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MEASURES OF INFLATION
                              MONTHLY CONSUMER     QUARTERLY EMPLOYMENT
                                 PRICE INDEX            COST INDEX
Jan-90                                      5.2%                    5.3%
Feb-90                                      5.3%                    5.3%
Mar-90                                      5.2%                    5.3%
Apr-90                                      4.7%                    5.4%
May-90                                      4.4%                    5.4%
Jun-90                                      4.7%                    5.4%
Jul-90                                      4.8%                    5.1%
Aug-90                                      5.6%                    5.1%
Sep-90                                      6.2%                    5.1%
Oct-90                                      6.3%                    4.8%
Nov-90                                      6.3%                    4.8%
Dec-90                                      6.1%                    4.8%
Jan-91                                      5.7%                    4.6%
Feb-91                                      5.3%                    4.6%
Mar-91                                      4.9%                    4.6%
Apr-91                                      4.9%                    4.5%
May-91                                      5.0%                    4.5%
Jun-91                                      4.7%                    4.5%
Jul-91                                      4.4%                    4.3%
Aug-91                                      3.8%                    4.3%
Sep-91                                      3.4%                    4.3%
Oct-91                                      2.9%                    4.2%
Nov-91                                      3.0%                    4.2%
Dec-91                                      3.1%                    4.2%
Jan-92                                      2.6%                    4.1%
Feb-92                                      2.8%                    4.1%
Mar-92                                      3.2%                    4.1%
Apr-92                                      3.2%                    3.5%
May-92                                      3.0%                    3.5%
Jun-92                                      3.1%                    3.5%
Jul-92                                      3.2%                    3.4%
Aug-92                                      3.1%                    3.4%
Sep-92                                      3.0%                    3.4%
Oct-92                                      3.2%                    3.5%
Nov-92                                      3.0%                    3.5%
Dec-92                                      2.9%                    3.5%
Jan-93                                      3.3%                    3.4%
Feb-93                                      3.2%                    3.4%
Mar-93                                      3.1%                    3.4%
Apr-93                                      3.2%                    3.6%
May-93                                      3.2%                    3.6%
Jun-93                                      3.0%                    3.6%
Jul-93                                      2.8%                    3.6%
Aug-93                                      2.8%                    3.6%
Sep-93                                      2.7%                    3.6%
Oct-93                                      2.8%                    3.4%
Nov-93                                      2.7%                    3.4%
Dec-93                                      2.7%                    3.4%
Jan-94                                      2.5%                    3.2%
Feb-94                                      2.5%                    3.2%
Mar-94                                      2.5%                    3.2%
Apr-94                                      2.4%                    3.1%
May-94                                      2.3%                    3.1%
Jun-94                                      2.5%                    3.1%
Jul-94                                      2.8%                    3.1%
Aug-94                                      2.9%                    3.1%
Sep-94                                      3.0%                    3.1%
Oct-94                                      2.6%                    3.0%
Nov-94                                      2.7%                    3.0%
Dec-94                                      2.7%                    3.0%
Jan-95                                      2.8%                    3.0%
Feb-95                                      2.9%                    3.0%
Mar-95                                      2.9%                    3.0%
Apr-95                                      3.1%                    3.0%
May-95                                      3.2%                    3.0%
Jun-95                                      3.0%                    3.0%
Jul-95                                      2.8%                    2.8%
Aug-95                                      2.6%                    2.8%
Sep-95                                      2.5%                    2.8%
Oct-95                                      2.8%                    2.8%
Nov-95                                      2.6%                    2.8%
Dec-95                                      2.5%                    2.8%
Jan-96                                      2.7%                    2.9%
Feb-96                                      2.7%                    2.9%
Mar-96                                      2.8%                    2.9%
Apr-96                                      2.9%                    2.9%
May-96                                      2.9%                    2.9%
Jun-96                                      2.8%                    2.9%
Jul-96                                      3.0%                    2.9%
Aug-96                                      2.9%                    2.9%
Sep-96                                      3.0%                    2.9%
Oct-96                                      3.0%                    3.0%
Nov-96                                      3.3%                    3.0%
Dec-96                                      3.3%                    3.0%
Jan-97                                      3.0%                    2.8%
Feb-97                                      3.0%                    2.8%
Mar-97                                      2.8%                    2.8%
Apr-97                                      2.5%                    2.8%
May-97                                      2.2%                    2.8%
Jun-97                                      2.3%                    2.8%
Jul-97                                      2.2%                    3.0%
Aug-97                                      2.2%                    3.0%
Sep-97                                      2.2%                    3.0%
Oct-97                                      2.1%                    3.2%
Nov-97                                      1.8%                    3.2%
Dec-97                                      1.7%                    3.2%
Jan-98                                      1.6%                    3.3%
Feb-98                                      1.4%                    3.3%
Mar-98                                      1.4%                    3.3%
Apr-98                                      1.4%
SOURCE: BLOOMBERG L.P.

THE CPI ROSE just 1.4% over the year ended April 1998--the lowest rate of increase since 1986. Its core rate (which excludes the more volatile food and energy components) rose 2.1%--the lowest rate of increase since 1965. Investors were somewhat more concerned about the ECI, and its wages and salaries component in particular. That segment of the ECI increased 3.7% during the year ended April 1998.

EVEN THOUGH CURRENT LEVELS OF INFLATION ARE VERY LOW, Federal Reserve policy-makers have indicated that they believe the risk of inflation is increasing, and they are poised to act preemptively by raising interest rates if they believe that is necessary. The Federal Reserve did raise interest rates in March 1997, increasing the federal funds rate by 0.25 percentage point to 5.5%. By the end of April, many economists believed that Federal Reserve policy-makers were once again inclined to raise interest rates, but there was a lack of consensus about when the Federal Reserve would raise interest rates, if in fact it would, and by how much.

TOTAL-RETURN PERFORMANCE

MOST U.S. STOCKS posted strong total returns from November 1, 1997, through April 30, 1998. Large-caps continued to outperform small-caps, as reflected in the 22.5% return of the S&P 500-Registered Trademark- Index versus the 13.4% return of the Schwab Small-Cap Index-Registered Trademark- over the period. Amazingly, the S&P 500 Index posted its thirteenth consecutive quarterly gain during the first quarter of 1998 and posted an incredible return of 41% for the 12-month period ended April 1998.

INTERNATIONAL STOCKS, as represented by the Schwab International
Index-Registered Trademark-, gained 15.2% over the six-month period, primarily on the strength of European markets.

FIXED-INCOME RETURNS were more in line with long-term expectations during the reporting period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 3.6% over the six-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL-RETURN PERFORMANCE
 VALUE OF A HYPOTHETICAL
      $1 INVESTMENT
                                        SCHWAB       SCHWAB       LEHMAN BROTHERS
                            S&P 500   SMALL CAP   INTERNATIONAL      AGGREGATE
                           INDEX-R-    INDEX-R-     INDEX-R-        BOND INDEX
Oct-97                       $ 1.000     $ 1.000        $ 1.000            $ 1.000
Nov-97                       $ 1.046     $ 0.991        $ 0.996            $ 1.005
Dec-97                       $ 1.064     $ 1.012        $ 1.010            $ 1.015
Jan-98                       $ 1.076     $ 0.996        $ 1.051            $ 1.028
Feb-98                       $ 1.154     $ 1.078        $ 1.115            $ 1.027
Mar-98                       $ 1.213     $ 1.127        $ 1.144            $ 1.030
Apr-98                       $ 1.225     $ 1.134        $ 1.151            $ 1.036

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are intended to represent the returns of specific market sectors during the funds' six-month reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

S&P 500 PRICE/EARNINGS RATIO

THE PRICE/EARNINGS RATIO for the S&P 500 Index reached its highest value ever during the reporting period: It stood at 26.5 at the close of the reporting period, well above its 30-year average of 14.8. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential.

Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market, as measured by the S&P 500 Index, also reached historic highs during the reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500 INDEX PRICE/EARNINGS
              RATIO

Jan-90                                 14.37
Feb-90                                 14.21
Mar-90                                 14.77
Apr-90                                 14.82
May-90                                 15.84
Jun-90                                 16.66
Jul-90                                 16.65
Aug-90                                 15.57
Sep-90                                  14.9
Oct-90                                 14.36
Nov-90                                 14.59
Dec-90                                 15.19
Jan-91                                 14.95
Feb-91                                 16.82
Mar-91                                 17.48
Apr-91                                 17.85
May-91                                 17.92
Jun-91                                 17.96
Jul-91                                 18.07
Aug-91                                 19.72
Sep-91                                 19.88
Oct-91                                 19.92
Nov-91                                 21.02
Dec-91                                 21.85
Jan-92                                 23.35
Feb-92                                 23.83
Mar-92                                 25.45
Apr-92                                 25.51
May-92                                 25.71
Jun-92                                 25.08
Jul-92                                 25.61
Aug-92                                  25.5
Sep-92                                 24.37
Oct-92                                 23.94
Nov-92                                 24.08
Dec-92                                 24.01
Jan-93                                  24.2
Feb-93                                 24.25
Mar-93                                 24.22
Apr-93                                  23.2
May-93                                 23.21
Jun-93                                 22.58
Jul-93                                 22.52
Aug-93                                 23.02
Sep-93                                 23.74
Oct-93                                 23.97
Nov-93                                 22.55
Dec-93                                 23.55
Jan-94                                 22.98
Feb-94                                 21.17
Mar-94                                 20.34
Apr-94                                  20.1
May-94                                 20.16
Jun-94                                 19.76
Jul-94                                 18.64
Aug-94                                  18.9
Sep-94                                 18.26
Oct-94                                 17.55
Nov-94                                 16.58
Dec-94                                 16.98
Jan-95                                 16.23
Feb-95                                  16.2
Mar-95                                  16.5
Apr-95                                 16.02
May-95                                 16.43
Jun-95                                 16.82
Jul-95                                 16.55
Aug-95                                 16.18
Sep-95                                 16.86
Oct-95                                 16.18
Nov-95                                 17.14
Dec-95                                 17.41
Jan-96                                 18.11
Feb-96                                 18.56
Mar-96                                 18.94
Apr-96                                 19.16
May-96                                 19.48
Jun-96                                  19.3
Jul-96                                 18.31
Aug-96                                 18.62
Sep-96                                 19.75
Oct-96                                  19.6
Nov-96                                 21.05
Dec-96                                  20.7
Jan-97                                 20.55
Feb-97                                 20.98
Mar-97                                 19.87
Apr-97                                 20.24
May-97                                 21.43
Jun-97                                 22.45
Jul-97                                 23.92
Aug-97                                 22.64
Sep-97                                    24
Oct-97                                 22.84
Nov-97                                 24.02
Dec-97                                 24.51
Jan-98                                 24.99
Feb-98                                 26.44
Mar-98                                 27.76
Apr-98                                 26.51
SOURCE: BLOOMBERG L.P.

THE PRIMARY FACTORS DRIVING THESE HISTORIC EQUITY VALUATIONS have been low inflation, low interest rates, healthy corporate earnings expectations, a decline in the amount of equities outstanding (due to merger activity and share buybacks) and high levels of consumer optimism. Changes in any of these factors could have a negative impact on these lofty market valuations.
INTERNATIONAL PERFORMANCE

MOST EUROPEAN EQUITY MARKETS were strong during the six months ended April 30, 1998, with the highest returns in Spain, Italy, Finland and Ireland. In contrast, many Asian markets declined sharply over the period; the weakest were Malaysia, New Zealand, Hong Kong and Japan.

THE MSCI-EAFE-REGISTERED TRADEMARK- INDEX gained 15.4% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local-currency terms, it gained 20.3%, reflecting the relative strength of the U.S. dollar versus most foreign currencies during the period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MSCI-EAFE COUNTRY $US RETURN
FOR THE SIX-MONTH PERIOD ENDED
            4/30/98
Spain                               53.43%
Italy                               45.80%
Finland                             41.53%
Ireland                             36.58%
France                              35.45%
Germany                             30.00%
Belgium                             28.67%
Switzerland                         25.35%
Austria                             25.29%
Sweden                              23.87%
United Kingdom                      21.78%
Denmark                             20.19%
Netherlands                         19.67%
Australia                            6.71%
Norway                              -1.53%
Singapore                           -4.02%
Japan                              -10.39%
Hong Kong                          -11.63%
New Zealand                        -11.93%
Malaysia                           -15.19%
SOURCE: DATASTREAM

NOTE: This market overview has been provided by the Portfolio Management team.

SCHWAB MARKETTRACK PORTFOLIOS
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/98

                                                                              Since Inception
                                                    Six Months    One Year      (11/20/95)
---------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK GROWTH PORTFOLIO(1)                14.39%         31.63%       20.68%
---------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK BALANCED PORTFOLIO(1)              11.30%         25.71%       16.73%
---------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(1)           8.27%         20.33%       12.98%
---------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                   22.47%         41.04%       31.16%
---------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                            3.58%         10.92%        7.19%
---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/98

                                                                              Since Inception
                                                    Six Months    One Year      (11/20/95)
---------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK GROWTH PORTFOLIO(1)                10.05%         34.61%       21.12%
---------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK BALANCED PORTFOLIO(1)               8.45%         28.14%       17.07%
---------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(1)           7.01%         22.37%       13.23%
---------------------------------------------------------------------------------------------

(1)The Investment Manager and Schwab have voluntarily guaranteed that total expenses of each Fund, including the expenses indirectly incurred through investment in underlying SchwabFunds-Registered Trademark-, will not exceed 0.84% of each Fund's average daily net assets through at least 2/28/99. Without fee waivers and guarantees, as of 4/30/98, the six-month, one-year and average annual since-inception total returns would have been 14.13%, 30.46% and 19.84%, respectively, for the Growth Portfolio; 11.03%, 25.05% and 16.05%, respectively, for the Balanced Portfolio; and 7.94%, 18.48% and 11.53%, respectively, for the Conservative Portfolio. As of 3/31/98, the six-month, one-year and average annual since-inception total returns would have been 9.37%, 33.40% and 20.26%, respectively, for the Growth Portfolio; 8.18%, 27.45% and 16.38%, respectively, for the Balanced Portfolio; and 6.67%, 20.45% and 11.75%, respectively, for the Conservative Portfolio.

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack Growth, Balanced and Conservative Portfolios, made at their inception, with a similar investment in the S&P 500-Registered Trademark- Index and the Lehman Brothers Aggregate Bond Index.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         SCHWAB
 MARKETTRACK PORTFOLIOS
GROWTH OF A HYPOTHETICAL
   $10,000 INVESTMENT
                           MARKETTRACK    MARKETTRACK    MARKETTRACK   S&P 500 INDEX    LEHMAN AGGREGATE
                             GROWTH        BALANCED     CONSERVATIVE                       BOND INDEX
                            PORTFOLIO      PORTFOLIO      PORTFOLIO
11/20/95                        $10,000        $10,000        $10,000         $10,000             $10,000
11/30/95                        $10,080        $10,080        $10,080         $10,104             $10,076
12/31/95                        $10,292        $10,270        $10,237         $10,299             $10,217
1/31/96                         $10,442        $10,390        $10,337         $10,649             $10,285
2/29/96                         $10,533        $10,410        $10,297         $10,748             $10,106
3/31/96                         $10,623        $10,460        $10,287         $10,852             $10,035
4/30/96                         $10,803        $10,581        $10,337         $11,011              $9,979
5/31/96                         $10,954        $10,691        $10,378         $11,294              $9,959
6/30/96                         $10,934        $10,711        $10,439         $11,337             $10,092
7/31/96                         $10,523        $10,410        $10,256         $10,836             $10,120
8/31/96                         $10,733        $10,551        $10,337         $11,064             $10,102
9/30/96                         $11,184        $10,912        $10,643         $11,686             $10,278
10/31/96                        $11,324        $11,082        $10,818         $12,009             $10,506
11/30/96                        $11,896        $11,534        $11,179         $12,917             $10,686
12/31/96                        $11,784        $11,415        $11,070         $12,661             $10,587
1/31/97                         $12,008        $11,589        $11,174         $13,451             $10,620
2/28/97                         $12,028        $11,589        $11,184         $13,557             $10,646
3/31/97                         $11,692        $11,334        $10,965         $13,001             $10,528
4/30/97                         $12,038        $11,620        $11,206         $13,776             $10,686
5/31/97                         $12,793        $12,183        $11,604         $14,614             $10,787
6/30/97                         $13,313        $12,593        $11,896         $15,268             $10,916
7/31/97                         $14,087        $13,217        $12,413         $16,482             $11,210
8/31/97                         $13,618        $12,849        $12,160         $15,559             $11,115
9/30/97                         $14,301        $13,391        $12,540         $16,410             $11,280
10/31/97                        $13,853        $13,125        $12,455         $15,862             $11,443
11/30/97                        $14,098        $13,309        $12,603         $16,597             $11,496
12/31/97                        $14,259        $13,443        $12,698         $16,882             $11,612
1/31/98                         $14,410        $13,582        $12,829         $17,070             $11,761
2/28/98                         $15,220        $14,149        $13,189         $18,300             $11,751
3/31/98                         $15,738        $14,523        $13,418         $19,237             $11,791
4/30/98                         $15,846        $14,608        $13,484         $19,432             $11,852

SCHWAB MARKETTRACK PORTFOLIOS
PORTFOLIO SUMMARY

Schwab MarketTrack Portfolios invest in a diversified mix of stocks, bonds and cash equivalents, either directly or through investment in other
SchwabFunds-Registered Trademark-. Each Portfolio employs an indexing strategy and seeks to capture the returns of the asset categories.

SCHWAB MARKETTRACK GROWTH PORTFOLIO:
ASSET MIX(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Large-Cap         39%
U.S. Small-Cap         20%
International          20%
Bonds                  15%
Cash                    6%

                                                 Target Mix in
                           Mix as of  Mix as of     Neutral
                            4/30/98    4/30/97      Markets
---------------------------------------------------------------
U.S. Stocks:
---------------------------------------------------------------
    Large-Cap                  39.4%      42.8%          40.0%
---------------------------------------------------------------
    Small-Cap                  19.7%      19.3%          20.0%
---------------------------------------------------------------
International Stocks           19.6%      19.3%          20.0%
---------------------------------------------------------------
    Total Stocks               78.7%      81.4%          80.0%
---------------------------------------------------------------
Bonds                          14.9%       0.0%          15.0%
---------------------------------------------------------------
Cash Equivalents                6.4%      18.6%           5.0%
---------------------------------------------------------------
Total                         100.0%     100.0%         100.0%
---------------------------------------------------------------

Large-cap stocks in the MarketTrack Growth Portfolio are represented by the S&P 500-Registered Trademark- Index; small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark-; international stocks are represented by the Schwab International Index-Registered Trademark-; bonds are represented by the Lehman Aggregate Bond Index; and cash is represented by the three-month Treasury bill.

SCHWAB MARKETTRACK GROWTH PORTFOLIO:
TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark-                18.92%
------------------------------------------------
Schwab International Index
Fund-Registered Trademark-                18.08%
------------------------------------------------
Schwab Total Bond Market Index Fund       14.14%
------------------------------------------------
Federal Home Loan Mortgage Corp.           4.37%
------------------------------------------------
Schwab S&P 500-Registered Trademark-
Fund                                       4.16%
------------------------------------------------
Federal National Mortgage Association      4.10%
------------------------------------------------
General Electric Co.                       1.09%
------------------------------------------------
Microsoft Corp.                            0.87%
------------------------------------------------
Coca-Cola Co.                              0.73%
------------------------------------------------
Exxon Corp.                                0.70%
------------------------------------------------
Total                                     67.16%
------------------------------------------------

(1)This information is as of 4/30/98 and may not be indicative of current or future investments. A complete list of the Portfolio's investments as of 4/30/98 can be found in the Schedule of Investments later in this report.

SCHWAB MARKETTRACK PORTFOLIOS
PORTFOLIO SUMMARY (continued)

SCHWAB MARKETTRACK BALANCED PORTFOLIO:
ASSET MIX(1)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                  36%
U.S. Large-Cap         29%
U.S. Small-Cap         14%
International          14%
Cash                    7%

                                                 Target Mix in
                           Mix as of  Mix as of     Neutral
                            4/30/98    4/30/97      Markets
---------------------------------------------------------------
U.S. Stocks:
---------------------------------------------------------------
    Large-Cap                  28.6%      32.9%          30.0%
---------------------------------------------------------------
    Small-Cap                  13.9%      14.5%          15.0%
---------------------------------------------------------------
International Stocks           14.0%      14.3%          15.0%
---------------------------------------------------------------
    Total Stocks               56.5%      61.7%          60.0%
---------------------------------------------------------------
Bonds                          35.9%      24.1%          35.0%
---------------------------------------------------------------
Cash Equivalents                7.6%      14.2%           5.0%
---------------------------------------------------------------
Total                         100.0%     100.0%         100.0%
---------------------------------------------------------------

Large-cap stocks in the MarketTrack Balanced Portfolio are represented by the S&P 500-Registered Trademark- Index; small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark-; international stocks are represented by the Schwab International Index-Registered Trademark-; bonds are represented by the Lehman Aggregate Bond Index; and cash is represented by the three-month Treasury bill.

SCHWAB MARKETTRACK BALANCED PORTFOLIO:
TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

------------------------------------------------
Schwab Total Bond Market Index Fund       33.93%
------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark-                14.08%
------------------------------------------------
Schwab International Index
Fund-Registered Trademark-                13.33%
------------------------------------------------
Schwab S&P 500-Registered Trademark-
Fund                                       3.83%
------------------------------------------------
Federal National Mortgage Association      2.95%
------------------------------------------------
Federal Home Loan Mortgage Corp.           2.93%
------------------------------------------------
General Electric Co.                       0.80%
------------------------------------------------
Microsoft Corp.                            0.62%
------------------------------------------------
Coca-Cola Co.                              0.54%
------------------------------------------------
Exxon Corp.                                0.50%
------------------------------------------------
Total                                     73.51%
------------------------------------------------

(1)This information is as of 4/30/98 and may not be indicative of current or future investments. A complete list of the Portfolio's investments as of 4/30/98 can be found in the Schedule of Investments later in this report.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO: ASSET MIX(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                  54%
U.S. Large-Cap         19%
U.S. Small-Cap         10%
International           9%
Cash                    8%

                                                 Target Mix in
                           Mix as of  Mix as of     Neutral
                            4/30/98    4/30/97      Markets
---------------------------------------------------------------
U.S. Stocks:
---------------------------------------------------------------
    Large-Cap                  18.9%      22.4%          20.0%
---------------------------------------------------------------
    Small-Cap                   9.8%       9.9%          10.0%
---------------------------------------------------------------
International Stocks            9.1%       9.7%          10.0%
---------------------------------------------------------------
    Total Stocks               37.7%      42.0%          40.0%
---------------------------------------------------------------
Bonds                          53.9%      42.5%          55.0%
---------------------------------------------------------------
Cash Equivalents                8.5%      15.5%           5.0%
---------------------------------------------------------------
Total                         100.0%     100.0%         100.0%
---------------------------------------------------------------

Large-cap stocks in the MarketTrack Conservative Portfolio are represented by the S&P 500-Registered Trademark- Index; small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark-; international stocks are represented by the Schwab International Index-Registered Trademark-; bonds are represented by the Lehman Aggregate Bond Index; and cash is represented by the three-month Treasury bill.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO:
TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

------------------------------------------------
Schwab Total Bond Market Index Fund       53.29%
------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark-                 9.88%
------------------------------------------------
Schwab International Index
Fund-Registered Trademark-                 9.09%
------------------------------------------------
Federal Home Loan Mortgage Corp.           1.36%
------------------------------------------------
Schwab S&P 500-Registered Trademark-
Fund                                       0.96%
------------------------------------------------
Federal National Mortgage Association      0.82%
------------------------------------------------
General Electric Co.                       0.58%
------------------------------------------------
Microsoft Corp.                            0.47%
------------------------------------------------
Coca-Cola Co.                              0.40%
------------------------------------------------
Exxon Corp.                                0.38%
------------------------------------------------
Total                                     77.24%
------------------------------------------------

(1)This information is as of 4/30/98 and may not be indicative of current or future investments. A complete listing of the Portfolio's investments as of 4/30/98 can be found in the Schedule of Investments later in this report.

PORTFOLIO MANAGEMENT

 THE PORTFOLIO MANAGEMENT TEAM

 STEPHEN B. WARD, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Portfolios. Steve joined CSIM as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

 GERI HOM, Vice President and Senior Portfolio Manager, has primary responsibility for the day-to-day management of the MarketTrack Portfolios. Geri joined CSIM in March 1995 as Portfolio Manager and was promoted to her current position in December 1996. She currently manages approximately $8.6 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

 KIMON DAIFOTIS, Vice President and Senior Portfolio Manager, has primary responsibility for the day-to-day management of the bonds and cash equivalents securities in each Portfolio. Kimon joined CSIM in his current capacity in October 1997. In addition to the MarketTrack Portfolios, he manages two bond index funds. He was previously with Lehman Brothers, most recently as Vice President in fixed-income institutional sales and, prior to that, as Senior Portfolio Strategist.

PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE THREE SCHWAB MARKETTRACK PORTFOLIOS PERFORM DURING THE REPORTING PERIOD? WHY WEREN'T THE RETURNS AS HIGH AS THE S&P 500-REGISTERED TRADEMARK-INDEX?

A. As shown in the MARKET OVERVIEW section, equity securities--large-cap equities in particular--significantly outperformed both bond and cash equivalent returns for the six-month reporting period. Consequently, the Schwab MarketTrack Portfolios, which had greater allocations to equities, had stronger performances during the reporting period. Keep in mind that the target equity allocations for the MarketTrack Portfolios are 80% for the Growth Portfolio, 60% for the Balanced Portfolio and 40% for the Conservative Portfolio. Because the MarketTrack Portfolios are designed to incorporate a mix of different asset classes, their returns over any given period are expected to lag the return of the strongest-performing asset class. Conversely, the returns of the MarketTrack Portfolios are expected to exceed that of the worst-performing asset class for any given period. By dampening the return volatility of any single asset class, the MarketTrack Portfolios are designed to provide more-stable returns throughout market cycles, which, on a risk-adjusted basis, are expected to be very favorable over extended periods of time.

You can compare the returns of the three MarketTrack Portfolios as shown on page 8 with the returns over the same period of the indices representing the various asset classes in which they invest, as shown below. Again, remember that the MarketTrack Portfolios are not designed to track any ONE of these indices but a combination of them all, which is why it is generally not appropriate to compare the Portfolios' performance with any single index.

The S&P 500 Index is composed of 500 large-company common stocks representing key industries, including many from the most recognizable companies in the United States. The Schwab Small-Cap Index includes the second-largest 1,000 publicly traded companies in the United States. The Schwab International Index includes the stocks of 350 of the largest publicly traded non-U.S. companies from countries with developed securities markets. The Lehman Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher.

                                                         SIX-MONTH
                                                       RETURNS AS OF
ASSET CLASS                       INDEX                   4/30/98
---------------------------------------------------------------------
                      S&P 500-Registered Trademark-
Large-Cap Stocks      Index                               22.47%
---------------------------------------------------------------------
                      Schwab Small-Cap
Small-Cap Stocks      Index-Registered Trademark-         13.44%
---------------------------------------------------------------------
                      Schwab International
International Stocks  Index-Registered Trademark-         15.15%
---------------------------------------------------------------------
Bonds                 Lehman Aggregate Bond Index          3.58%
---------------------------------------------------------------------
Cash                  Three-month Treasury Bill            2.63%
---------------------------------------------------------------------

Q. DID THE MANAGERS CHANGE THE PORTFOLIOS' ASSET MIX SIGNIFICANTLY DURING THE SIX-MONTH REPORTING PERIOD?

A. The following charts show the target and actual asset mixes for each of the three Portfolios during the reporting period. From November 1, 1997, through approximately mid-December, the Portfolios were moderately overweighted in stocks and cash equivalents and underweighted in bonds. Then, through the end of February, the Portfolios maintained a neutral stock weighting, an underweighting in bonds and an overweighting in cash. We underweighted bonds because the yield advantage they offered over cash equivalents had declined to the point where bonds were relatively unattractive on a risk-adjusted return basis. In early March yields rebounded, leading us to increase the Portfolios' positions closer to each Portfolio's neutral target. By the close of the period, all the Portfolios were positioned near their neutral targets (as depicted on pages 9, 10 and 11).

Going forward, we have made a decision to maintain each Portfolio's stock, bond and cash equivalent allocations on a static basis, with only minor deviations from their neutral targets. In large part this decision was made in response to comments we heard from shareholders that expressed a preference for Portfolios that do not significantly deviate from their neutral targets. Additionally, recent market conditions have presented a difficult environment for the strategies previously utilized by the Portfolios to add significant value. Given these conditions, we felt that a shift in strategy to more static asset class allocations was in the best interest of our shareholders. Concurrently, since the revised strategy involves a reduction in advisory and trading activities and, consequently, expenditures required to manage the Portfolios, we decided to pass along the savings to shareholders by reducing the operating expense ratio
(OER) of each Portfolio by approximately 0.05%. Because this change was made late in the reporting period, you will not notice the impact on the OER until the next reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MARKETTRACK GROWTH PORTFOLIO
   ACTUAL TARGET ASSET MIX
                                LARGE-     SMALL-
                                  CAP        CAP     INTERNATIONAL
                                STOCKS     STOCKS       STOCKS        BONDS      CASH
11/3/97                              43%        20%            20%         0%        17%
11/4/97                              43%        20%            20%         0%        17%
11/5/97                              43%        20%            20%         0%        17%
11/6/97                              43%        20%            20%         0%        17%
11/7/97                              43%        20%            20%         0%        17%
11/10/97                             43%        20%            20%         0%        17%
11/11/97                             43%        20%            20%         0%        17%
11/12/97                             43%        20%            20%         0%        17%
11/13/97                             43%        20%            20%         0%        17%
11/14/97                             43%        20%            20%         0%        17%
11/17/97                             43%        20%            20%         0%        17%
11/18/97                             43%        20%            20%         0%        17%
11/19/97                             43%        20%            20%         0%        17%
11/20/97                             43%        20%            20%         0%        17%
11/21/97                             43%        20%            20%         0%        17%
11/24/97                             43%        20%            20%         0%        17%
11/25/97                             43%        20%            20%         0%        17%
11/26/97                             43%        20%            20%         0%        17%
11/28/97                             43%        20%            20%         0%        17%
12/1/97                              43%        20%            20%         0%        17%
12/2/97                              43%        20%            20%         0%        17%
12/3/97                              43%        20%            20%         0%        17%
12/4/97                              43%        20%            20%         0%        17%
12/5/97                              43%        20%            20%         0%        17%
12/8/97                              43%        20%            20%         0%        17%
12/9/97                              43%        20%            20%         0%        17%
12/10/97                             43%        20%            20%         0%        17%
12/11/97                             43%        20%            20%         0%        17%
12/12/97                             43%        20%            20%         0%        17%
12/15/97                             40%        20%            20%         0%        20%
12/16/97                             40%        20%            20%         0%        20%
12/17/97                             40%        20%            20%         0%        20%
12/18/97                             40%        20%            20%         0%        20%
12/19/97                             40%        20%            20%         0%        20%
12/22/97                             40%        20%            20%         0%        20%
12/23/97                             40%        20%            20%         0%        20%
12/24/97                             40%        20%            20%         0%        20%
12/26/97                             40%        20%            20%         0%        20%
12/29/97                             40%        20%            20%         0%        20%
12/30/97                             40%        20%            20%         0%        20%
12/31/97                             40%        20%            20%         0%        20%
1/2/98                               40%        20%            20%         0%        20%
1/5/98                               40%        20%            20%         0%        20%
1/6/98                               40%        20%            20%         0%        20%
1/7/98                               40%        20%            20%         0%        20%
1/8/98                               40%        20%            20%         0%        20%
1/9/98                               40%        20%            20%         0%        20%
1/12/98                              40%        20%            20%         0%        20%
1/13/98                              40%        20%            20%         0%        20%
1/14/98                              40%        20%            20%         0%        20%
1/15/98                              40%        20%            20%         0%        20%
1/16/98                              40%        20%            20%         0%        20%
1/20/98                              40%        20%            20%         0%        20%
1/21/98                              40%        20%            20%         0%        20%
1/22/98                              40%        20%            20%         0%        20%
1/23/98                              40%        20%            20%         0%        20%
1/26/98                              40%        20%            20%         0%        20%
1/27/98                              40%        20%            20%         0%        20%
1/28/98                              40%        20%            20%         0%        20%
1/29/98                              40%        20%            20%         0%        20%
1/30/98                              40%        20%            20%         0%        20%
2/2/98                               40%        20%            20%         0%        20%
2/3/98                               40%        20%            20%         0%        20%
2/4/98                               40%        20%            20%         0%        20%
2/5/98                               40%        20%            20%         0%        20%
2/6/98                               40%        20%            20%         0%        20%
2/9/98                               40%        20%            20%         0%        20%
2/10/98                              40%        20%            20%         0%        20%
2/11/98                              40%        20%            20%         0%        20%
2/12/98                              40%        20%            20%         0%        20%
2/13/98                              40%        20%            20%         0%        20%
2/17/98                              40%        20%            20%         0%        20%
2/18/98                              40%        20%            20%         0%        20%
2/19/98                              40%        20%            20%         0%        20%
2/20/98                              40%        20%            20%         0%        20%
2/23/98                              40%        20%            20%         0%        20%
2/24/98                              40%        20%            20%         0%        20%
2/25/98                              40%        20%            20%         0%        20%
2/26/98                              40%        20%            20%         0%        20%
2/27/98                              37%        20%            20%         6%        17%
3/2/98                               37%        20%            20%         6%        17%
3/3/98                               37%        20%            20%         6%        17%
3/4/98                               37%        20%            20%         6%        17%
3/5/98                               37%        20%            20%         6%        17%
3/6/98                               37%        20%            20%         6%        17%
3/9/98                               37%        20%            20%         6%        17%
3/10/98                              37%        20%            20%         6%        17%
3/11/98                              37%        20%            20%         6%        17%
3/12/98                              37%        20%            20%         6%        17%
3/13/98                              37%        20%            20%         6%        17%
3/16/98                              37%        20%            20%         6%        17%
3/17/98                              37%        20%            20%         6%        17%
3/18/98                              37%        20%            20%         6%        17%
3/19/98                              40%        20%            20%         6%        14%
3/20/98                              40%        20%            20%         6%        14%
3/23/98                              40%        20%            20%         6%        14%
3/24/98                              40%        20%            20%         6%        14%
3/25/98                              40%        20%            20%         6%        14%
3/26/98                              40%        20%            20%         6%        14%
3/27/98                              40%        20%            20%         6%        14%
3/30/98                              40%        20%            20%         6%        14%
3/31/98                              40%        20%            20%         6%        14%
4/1/98                               40%        20%            20%         6%        14%
4/2/98                               40%        20%            20%        15%         5%
4/3/98                               40%        20%            20%        15%         5%
4/6/98                               40%        20%            20%        15%         5%
4/7/98                               40%        20%            20%        15%         5%
4/8/98                               40%        20%            20%        15%         5%
4/9/98                               40%        20%            20%        15%         5%
4/13/98                              40%        20%            20%        15%         5%
4/14/98                              40%        20%            20%        15%         5%
4/15/98                              40%        20%            20%        15%         5%
4/16/98                              40%        20%            20%        15%         5%
4/17/98                              40%        20%            20%        15%         5%
4/20/98                              40%        20%            20%        15%         5%
4/21/98                              40%        20%            20%        15%         5%
4/22/98                              40%        20%            20%        15%         5%
4/23/98                              40%        20%            20%        15%         5%
4/24/98                              40%        20%            20%        15%         5%
4/27/98                              40%        20%            20%        15%         5%
4/28/98                              40%        20%            20%        15%         5%
4/29/98                              40%        20%            20%        15%         5%
Neutral Target Mix                   40%        20%            20%        15%         5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MARKETTRACK BALANCED PORTFOLIO
   ACTUAL TARGET ASSET MIX
                                 LARGE-     SMALL-
                                   CAP        CAP     INTERNATIONAL
                                 STOCKS     STOCKS       STOCKS        BONDS      CASH
11/3/97                               32%        15%            15%        25%        13%
11/4/97                               32%        15%            15%        25%        13%
11/5/97                               32%        15%            15%        25%        13%
11/6/97                               32%        15%            15%        25%        13%
11/7/97                               32%        15%            15%        25%        13%
11/10/97                              32%        15%            15%        25%        13%
11/11/97                              32%        15%            15%        25%        13%
11/12/97                              32%        15%            15%        25%        13%
11/13/97                              32%        15%            15%        25%        13%
11/14/97                              32%        15%            15%        25%        13%
11/17/97                              32%        15%            15%        25%        13%
11/18/97                              32%        15%            15%        25%        13%
11/19/97                              32%        15%            15%        25%        13%
11/20/97                              32%        15%            15%        25%        13%
11/21/97                              32%        15%            15%        25%        13%
11/24/97                              32%        15%            15%        25%        13%
11/25/97                              32%        15%            15%        25%        13%
11/26/97                              32%        15%            15%        25%        13%
11/28/97                              32%        15%            15%        25%        13%
12/1/97                               32%        15%            15%        25%        13%
12/2/97                               32%        15%            15%        25%        13%
12/3/97                               32%        15%            15%        25%        13%
12/4/97                               32%        15%            15%        25%        13%
12/5/97                               32%        15%            15%        25%        13%
12/8/97                               32%        15%            15%        25%        13%
12/9/97                               32%        15%            15%        25%        13%
12/10/97                              32%        15%            15%        25%        13%
12/11/97                              32%        15%            15%        25%        13%
12/12/97                              32%        15%            15%        25%        13%
12/15/97                              30%        15%            15%        25%        15%
12/16/97                              30%        15%            15%        25%        15%
12/17/97                              30%        15%            15%        25%        15%
12/18/97                              30%        15%            15%        25%        15%
12/19/97                              30%        15%            15%        25%        15%
12/22/97                              30%        15%            15%        25%        15%
12/23/97                              30%        15%            15%        25%        15%
12/24/97                              30%        15%            15%        25%        15%
12/26/97                              30%        15%            15%        25%        15%
12/29/97                              30%        15%            15%        25%        15%
12/30/97                              30%        15%            15%        25%        15%
12/31/97                              30%        15%            15%        25%        15%
1/2/98                                30%        15%            15%        25%        15%
1/5/98                                30%        15%            15%        25%        15%
1/6/98                                30%        15%            15%        25%        15%
1/7/98                                30%        15%            15%        25%        15%
1/8/98                                30%        15%            15%        25%        15%
1/9/98                                30%        15%            15%        25%        15%
1/12/98                               30%        15%            15%        25%        15%
1/13/98                               30%        15%            15%        25%        15%
1/14/98                               30%        15%            15%        25%        15%
1/15/98                               30%        15%            15%        25%        15%
1/16/98                               30%        15%            15%        25%        15%
1/20/98                               30%        15%            15%        25%        15%
1/21/98                               30%        15%            15%        25%        15%
1/22/98                               30%        15%            15%        25%        15%
1/23/98                               30%        15%            15%        25%        15%
1/26/98                               30%        15%            15%        25%        15%
1/27/98                               30%        15%            15%        25%        15%
1/28/98                               30%        15%            15%        25%        15%
1/29/98                               30%        15%            15%        25%        15%
1/30/98                               30%        15%            15%        25%        15%
2/2/98                                30%        15%            15%        25%        15%
2/3/98                                30%        15%            15%        25%        15%
2/4/98                                30%        15%            15%        25%        15%
2/5/98                                30%        15%            15%        25%        15%
2/6/98                                30%        15%            15%        25%        15%
2/9/98                                30%        15%            15%        25%        15%
2/10/98                               30%        15%            15%        25%        15%
2/11/98                               30%        15%            15%        25%        15%
2/12/98                               30%        15%            15%        25%        15%
2/13/98                               30%        15%            15%        25%        15%
2/17/98                               30%        15%            15%        25%        15%
2/18/98                               30%        15%            15%        25%        15%
2/19/98                               30%        15%            15%        25%        15%
2/20/98                               30%        15%            15%        25%        15%
2/23/98                               30%        15%            15%        25%        15%
2/24/98                               30%        15%            15%        25%        15%
2/25/98                               30%        15%            15%        25%        15%
2/26/98                               30%        15%            15%        25%        15%
2/27/98                               28%        15%            15%        29%        13%
3/2/98                                28%        15%            15%        29%        13%
3/3/98                                28%        15%            15%        29%        13%
3/4/98                                28%        15%            15%        29%        13%
3/5/98                                28%        15%            15%        29%        13%
3/6/98                                28%        15%            15%        29%        13%
3/9/98                                28%        15%            15%        29%        13%
3/10/98                               28%        15%            15%        29%        13%
3/11/98                               28%        15%            15%        29%        13%
3/12/98                               28%        15%            15%        29%        13%
3/13/98                               28%        15%            15%        29%        13%
3/16/98                               28%        15%            15%        29%        13%
3/17/98                               28%        15%            15%        29%        13%
3/18/98                               28%        15%            15%        29%        13%
3/19/98                               30%        15%            15%        29%        11%
3/20/98                               30%        15%            15%        29%        11%
3/23/98                               30%        15%            15%        29%        11%
3/24/98                               30%        15%            15%        29%        11%
3/25/98                               30%        15%            15%        29%        11%
3/26/98                               30%        15%            15%        29%        11%
3/27/98                               30%        15%            15%        29%        11%
3/30/98                               30%        15%            15%        29%        11%
3/31/98                               30%        15%            15%        29%        11%
4/1/98                                30%        15%            15%        29%        11%
4/2/98                                30%        15%            15%        35%         5%
4/3/98                                30%        15%            15%        35%         5%
4/6/98                                30%        15%            15%        35%         5%
4/7/98                                30%        15%            15%        35%         5%
4/8/98                                30%        15%            15%        35%         5%
4/9/98                                30%        15%            15%        35%         5%
4/13/98                               30%        15%            15%        35%         5%
4/14/98                               30%        15%            15%        35%         5%
4/15/98                               30%        15%            15%        35%         5%
4/16/98                               30%        15%            15%        35%         5%
4/17/98                               30%        15%            15%        35%         5%
4/20/98                               30%        15%            15%        35%         5%
4/21/98                               30%        15%            15%        35%         5%
4/22/98                               30%        15%            15%        35%         5%
4/23/98                               30%        15%            15%        35%         5%
4/24/98                               30%        15%            15%        35%         5%
4/27/98                               30%        15%            15%        35%         5%
4/28/98                               30%        15%            15%        35%         5%
4/29/98                               30%        15%            15%        35%         5%
Neutral Target Mix                    30%        15%            15%        35%         5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MARKETTRACK CONSERVATIVE
            PORTFOLIO
     ACTUAL TARGET ASSET MIX
                                    LARGE-     SMALL-
                                      CAP        CAP     INTERNATIONAL
                                    STOCKS     STOCKS       STOCKS        BONDS      CASH
11/3/97                                  22%        10%            10%        45%        13%
11/4/97                                  22%        10%            10%        45%        13%
11/5/97                                  22%        10%            10%        45%        13%
11/6/97                                  22%        10%            10%        45%        13%
11/7/97                                  22%        10%            10%        45%        13%
11/10/97                                 22%        10%            10%        45%        13%
11/11/97                                 22%        10%            10%        45%        13%
11/12/97                                 22%        10%            10%        45%        13%
11/13/97                                 22%        10%            10%        45%        13%
11/14/97                                 22%        10%            10%        45%        13%
11/17/97                                 22%        10%            10%        45%        13%
11/18/97                                 22%        10%            10%        45%        13%
11/19/97                                 22%        10%            10%        45%        13%
11/20/97                                 22%        10%            10%        45%        13%
11/21/97                                 22%        10%            10%        45%        13%
11/24/97                                 22%        10%            10%        45%        13%
11/25/97                                 22%        10%            10%        45%        13%
11/26/97                                 22%        10%            10%        45%        13%
11/28/97                                 22%        10%            10%        45%        13%
12/1/97                                  22%        10%            10%        45%        13%
12/2/97                                  22%        10%            10%        45%        13%
12/3/97                                  22%        10%            10%        45%        13%
12/4/97                                  22%        10%            10%        45%        13%
12/5/97                                  22%        10%            10%        45%        13%
12/8/97                                  22%        10%            10%        45%        13%
12/9/97                                  22%        10%            10%        45%        13%
12/10/97                                 22%        10%            10%        45%        13%
12/11/97                                 22%        10%            10%        45%        13%
12/12/97                                 22%        10%            10%        45%        13%
12/15/97                                 20%        10%            10%        45%        15%
12/16/97                                 20%        10%            10%        45%        15%
12/17/97                                 20%        10%            10%        45%        15%
12/18/97                                 20%        10%            10%        45%        15%
12/19/97                                 20%        10%            10%        45%        15%
12/22/97                                 20%        10%            10%        45%        15%
12/23/97                                 20%        10%            10%        45%        15%
12/24/97                                 20%        10%            10%        45%        15%
12/26/97                                 20%        10%            10%        45%        15%
12/29/97                                 20%        10%            10%        45%        15%
12/30/97                                 20%        10%            10%        45%        15%
12/31/97                                 20%        10%            10%        45%        15%
1/2/98                                   20%        10%            10%        45%        15%
1/5/98                                   20%        10%            10%        45%        15%
1/6/98                                   20%        10%            10%        45%        15%
1/7/98                                   20%        10%            10%        45%        15%
1/8/98                                   20%        10%            10%        45%        15%
1/9/98                                   20%        10%            10%        45%        15%
1/12/98                                  20%        10%            10%        45%        15%
1/13/98                                  20%        10%            10%        45%        15%
1/14/98                                  20%        10%            10%        45%        15%
1/15/98                                  20%        10%            10%        45%        15%
1/16/98                                  20%        10%            10%        45%        15%
1/20/98                                  20%        10%            10%        45%        15%
1/21/98                                  20%        10%            10%        45%        15%
1/22/98                                  20%        10%            10%        45%        15%
1/23/98                                  20%        10%            10%        45%        15%
1/26/98                                  20%        10%            10%        45%        15%
1/27/98                                  20%        10%            10%        45%        15%
1/28/98                                  20%        10%            10%        45%        15%
1/29/98                                  20%        10%            10%        45%        15%
1/30/98                                  20%        10%            10%        45%        15%
2/2/98                                   20%        10%            10%        45%        15%
2/3/98                                   20%        10%            10%        45%        15%
2/4/98                                   20%        10%            10%        45%        15%
2/5/98                                   20%        10%            10%        45%        15%
2/6/98                                   20%        10%            10%        45%        15%
2/9/98                                   20%        10%            10%        45%        15%
2/10/98                                  20%        10%            10%        45%        15%
2/11/98                                  20%        10%            10%        45%        15%
2/12/98                                  20%        10%            10%        45%        15%
2/13/98                                  20%        10%            10%        45%        15%
2/17/98                                  20%        10%            10%        45%        15%
2/18/98                                  20%        10%            10%        45%        15%
2/19/98                                  20%        10%            10%        45%        15%
2/20/98                                  20%        10%            10%        45%        15%
2/23/98                                  20%        10%            10%        45%        15%
2/24/98                                  20%        10%            10%        45%        15%
2/25/98                                  20%        10%            10%        45%        15%
2/26/98                                  20%        10%            10%        45%        15%
2/27/98                                  18%        10%            10%        49%        13%
3/2/98                                   18%        10%            10%        49%        13%
3/3/98                                   18%        10%            10%        49%        13%
3/4/98                                   18%        10%            10%        49%        13%
3/5/98                                   18%        10%            10%        49%        13%
3/6/98                                   18%        10%            10%        49%        13%
3/9/98                                   18%        10%            10%        49%        13%
3/10/98                                  18%        10%            10%        49%        13%
3/11/98                                  18%        10%            10%        49%        13%
3/12/98                                  18%        10%            10%        49%        13%
3/13/98                                  18%        10%            10%        49%        13%
3/16/98                                  18%        10%            10%        49%        13%
3/17/98                                  18%        10%            10%        49%        13%
3/18/98                                  18%        10%            10%        49%        13%
3/19/98                                  20%        10%            10%        49%        11%
3/20/98                                  20%        10%            10%        49%        11%
3/23/98                                  20%        10%            10%        49%        11%
3/24/98                                  20%        10%            10%        49%        11%
3/25/98                                  20%        10%            10%        49%        11%
3/26/98                                  20%        10%            10%        49%        11%
3/27/98                                  20%        10%            10%        49%        11%
3/30/98                                  20%        10%            10%        49%        11%
3/31/98                                  20%        10%            10%        49%        11%
4/1/98                                   20%        10%            10%        49%        11%
4/2/98                                   20%        10%            10%        55%         5%
4/3/98                                   20%        10%            10%        55%         5%
4/6/98                                   20%        10%            10%        55%         5%
4/7/98                                   20%        10%            10%        55%         5%
4/8/98                                   20%        10%            10%        55%         5%
4/9/98                                   20%        10%            10%        55%         5%
4/13/98                                  20%        10%            10%        55%         5%
4/14/98                                  20%        10%            10%        55%         5%
4/15/98                                  20%        10%            10%        55%         5%
4/16/98                                  20%        10%            10%        55%         5%
4/17/98                                  20%        10%            10%        55%         5%
4/20/98                                  20%        10%            10%        55%         5%
4/21/98                                  20%        10%            10%        55%         5%
4/22/98                                  20%        10%            10%        55%         5%
4/23/98                                  20%        10%            10%        55%         5%
4/24/98                                  20%        10%            10%        55%         5%
4/27/98                                  20%        10%            10%        55%         5%
4/28/98                                  20%        10%            10%        55%         5%
4/29/98                                  20%        10%            10%        55%         5%
Neutral Target Mix                       20%        10%            10%        55%         5%

Q. WHY DO THE SCHWAB MARKETTRACK PORTFOLIOS USE AN INDEXING STRATEGY TO INVEST IN EACH ASSET CLASS?

A. One frequently cited research study has shown that the manner in which an investor allocates his or her portfolio among different asset classes can determine the vast majority of the variance in the portfolio's returns.(1) Unless investors build their portfolios with investments that are designed to consistently deliver the performance of the asset classes they wish to track, their portfolios may not perform as they expect.

Mutual funds that employ an indexing strategy can be an excellent way to implement an asset allocation plan because they generally invest only in the intended asset class and therefore should achieve returns that closely track those of that benchmark asset class. These funds should not be subject to the "style drift" that investors may face with many actively managed funds.

In addition to seeking to deliver consistent asset class performance, indexing is typically efficient from both a cost and a tax standpoint. Most funds utilizing an index strategy minimize their trading and operating costs by keeping both portfolio turnover and operating expense ratios low. These savings are passed on to investors in the form of higher returns. By virtue of the large number of holdings, most indexing strategies also offer broad diversification, which can reduce both the company- and industry-specific risk elements of equity investing.

Q. WHAT ARE THE BENEFITS OF INCLUDING BONDS AND CASH IN AN INVESTMENT PORTFOLIO?

A. Adding bonds and cash equivalents to a stock-oriented portfolio can help reduce its overall risk. The following chart displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds measured by indices.(2) As the chart demonstrates, adding bonds to a stock-heavy portfolio would have reduced its risk while still producing competitive returns.

A hypothetical portfolio with 60% of its assets in stocks and the remaining 40% in bonds, for example, would have achieved an average annual return of 11.65%--roughly 1.3 percentage points less than the 12.97% return of the all-stock portfolio--and with significantly less volatility. The lowest annual return-- a loss of 13.61%--of the portfolio that had 40% in bonds and 60% in stocks was about half the 26.47% loss in the all-stock portfolio. This hypothetical example is for illustrative purposes only, and, of course, past performance does not guarantee future results.

(1)Source: FINANCIAL ANALYSTS JOURNAL; Brinson, Singer, Beebower;
  May/June 1991.

(2)The hypothetical returns are all weighted averages and assume reinvestment of dividends. Stocks are represented by the S&P 500-Registered Trademark- Index and bonds are represented by the Ibbotson Intermediate U.S. Government Bond Index. Indices are unmanaged, do not incur costs and expenses, and cannot be invested in directly. Portfolios were rebalanced annually. Returns represent historical performance of these indices and not performance of any specific investments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  THE EFFECTS OF ADDING BONDS TO AN ALL-STOCK
                   PORTFOLIO
       HYPOTHETICAL PORTFOLIOS: 1970-1997
                                                  AVERAGE ANNUAL RETURN   HIGHEST ANNUAL RETURN   LOWEST ANNUAL RETURN
100% Stocks                                                       12.97%                  37.43%                -26.47%
90% Stocks / 10% Bonds                                            12.68%                  35.37%                -23.25%
80% Stocks / 20% Bonds                                            12.36%                  33.30%                -20.04%
70% Stocks / 30% Bonds                                            12.02%                  31.24%                -16.82%
60% Stocks / 40% Bonds                                            11.65%                  29.18%                -13.61%

Q. ARE THE MARKETTRACK PORTFOLIOS MANAGED FOR TAX-EFFICIENCY?

A. Yes. The MarketTrack Portfolios use several management techniques designed to minimize their capital gains distributions. First, they follow an indexing strategy by investing either directly in index securities or index funds, which helps them keep their portfolio turnover low and minimize capital gains distributions. Second, when securities need to be sold--either to raise cash for portfolio redemptions or when an index is rebalanced--the MarketTrack Portfolios or the underlying index funds will always attempt to sell the shares with the highest tax basis to minimize capital gains. Third, the Portfolios' recent shift to a more static asset allocation mix should further reduce their turnover rates. Recently, because of the Portfolios' conversion to the use of equity index funds (March 1997) and a bond index fund (April 1998), the turnover ratios have been higher than normal. We anticipate that these strategies will result in lower turnover ratios going forward. Finally, the Portfolio Managers strive to use efficient trading practices, which help to keep portfolio turnover down.

SCHWAB MARKETTRACK GROWTH PORTFOLIO-TM-
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 COMMON STOCK--35.9%
 AEROSPACE / DEFENSE--0.6%
Boeing Co.                                                         9,678  $      485
General Dynamics Corp.                                             1,600          68
Lockheed Martin Corp.                                              2,300         256
Northrop Grumman Corp.                                               900          95
Raytheon Co. Class B                                               3,400         193
Textron, Inc.                                                      1,700         133
United Technologies Corp.                                          2,400         236
                                                                          ----------
                                                                               1,466
                                                                          ----------
 AIR TRANSPORTATION--0.2%
AMR Corp.+                                                         1,200         183
Delta Airlines, Inc.                                               1,100         128
FDX Corp.+                                                         1,360          92
Southwest Airlines Co.                                             1,950          54
US Airways Group, Inc.+                                            1,000          71
                                                                          ----------
                                                                                 528
                                                                          ----------
 ALCOHOLIC BEVERAGES--0.2%
Adolph Coors Co. Class B                                             200           7
Anheuser-Busch Companies, Inc.                                     4,700         216
Brown-Forman Corp. Class B                                           700          40
Seagram Co., Ltd.                                                  3,500         149
                                                                          ----------
                                                                                 412
                                                                          ----------
 APPAREL--0.1%
Fruit of the Loom, Inc. Class A+                                     400          15
Liz Claiborne, Inc.                                                  400          20
Nike, Inc. Class B                                                 2,600         124
Reebok International Ltd.                                            400          12
Russell Corp.                                                        200           5
Springs Industries, Inc.                                             300          17
Stride Rite Corp.                                                    300           4
V.F. Corp.                                                         1,200          62
                                                                          ----------
                                                                                 259
                                                                          ----------
 AUTOMOTIVE PRODUCTS / MOTOR VEHICLES--0.8%
BF Goodrich Co.                                                      300          16
Chrysler Corp.                                                     6,500         261
Cooper Tire & Rubber Co.                                             500          12
Cummins Engine Co., Inc.                                             400          22
Dana Corp.                                                         1,100          65
Eaton Corp.                                                        1,100         102
Echlin, Inc.                                                         300          14

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Fleetwood Enterprises, Inc.                                          200  $        9
Ford Motor Co.                                                    12,100         554
General Motors Corp.                                               7,100         478
Genuine Parts Co.                                                  1,500          54
Goodyear Tire & Rubber Co.                                         1,600         112
Navistar International Corp.+                                        700          21
Paccar, Inc.                                                         800          48
TRW, Inc.                                                          1,300          69
                                                                          ----------
                                                                               1,837
                                                                          ----------
 BANKS--3.4%
Banc One Corp.                                                     6,545         385
Bank of New York Co., Inc.                                         3,800         224
BankAmerica Corp.                                                  7,200         612
BankBoston Corp.                                                   1,700         183
Bankers Trust New York Corp.                                       1,400         181
BB & T Corp.                                                       1,400          94
Chase Manhattan Corp.                                              4,440         615
Citicorp                                                           4,800         721
Comerica, Inc.                                                     2,100         141
Fifth Third Bancorp                                                2,925         161
First Chicago NBD Corp.                                            3,105         288
First Union Corp.                                                  9,884         597
Fleet Financial Group, Inc.                                        2,624         227
Huntington Bancshares, Inc.                                        1,700          60
J.P. Morgan & Co., Inc.                                            2,000         263
KeyCorp, Inc.                                                      4,400         175
MBNA Corp.                                                         4,800         163
Mellon Bank Corp.                                                  2,600         187
Mercantile Bancorp. Inc.                                           1,300          72
National City Corp.                                                3,300         229
NationsBank Corp.                                                  9,501         720
Northern Trust Corp.                                               1,200          88
Norwest Corp.                                                      7,220         287
PNC Bank Corp.                                                     3,100         187
Republic New York Corp.                                              800         107
State Street Corp.                                                 1,700         122
Summit Bancorp.                                                    1,800          90
SunTrust Banks, Inc.                                               2,200         179
Synovus Financial Corp.                                            1,500          53
U. S. Bancorp.                                                     2,550         324
Wachovia Corp.                                                     2,100         178
Washington Mutual, Inc.                                            2,650         186
Wells Fargo & Co.                                                    933         344
                                                                          ----------
                                                                               8,443
                                                                          ----------

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 BUSINESS MACHINES & SOFTWARE--3.4%
3COM Corp.+                                                        3,300  $      113
Adobe Systems, Inc.                                                  500          25
Apple Computer, Inc.+                                              1,000          27
Autodesk, Inc.                                                       200           9
Bay Networks, Inc.+                                                1,800          42
Cabletron Systems, Inc.+                                           1,300          17
Ceridian Corp.+                                                      528          30
Cisco Systems, Inc.+                                              10,350         758
Compaq Computer Corp.                                             15,230         427
Computer Associates International, Inc.                            5,525         324
Computer Sciences Corp.+                                           2,380         126
Data General Corp.+                                                  300           5
Dell Computer Corp.+                                               6,800         549
Digital Equipment Corp.+                                           1,200          67
EMC Corp.                                                          4,700         217
Gateway 2000, Inc.+                                                1,500          88
Hewlett-Packard Co.                                               10,400         783
Honeywell, Inc.                                                    1,300         121
Intergraph Corp.+                                                    500           4
International Business Machines Corp.                             10,100       1,170
Microsoft Corp.+                                                  24,800       2,237
Novell, Inc.+                                                      3,200          32
Oracle Systems Corp.+                                              9,475         245
Parametric Technology Corp.+                                       2,200          70
Pitney Bowes, Inc.                                                 3,400         163
Seagate Technology, Inc.+                                          2,168          58
Silicon Graphics, Inc.+                                            1,476          19
Sun Microsystems, Inc.+                                            3,400         140
Unisys Corp.+                                                      1,400          31
Xerox Corp.                                                        3,300         375
                                                                          ----------
                                                                               8,272
                                                                          ----------
 BUSINESS SERVICES--0.5%
Automatic Data Processing, Inc.                                    3,000         203
Browning-Ferris Industries, Inc.                                   1,800          61
Cognizant Corp.                                                    1,400          72
Deluxe Corp.                                                         700          23
Dun & Bradstreet Corp.                                             1,500          53
Ecolab, Inc.                                                       1,400          44
Equifax, Inc.                                                      1,200          46
First Data Corp.                                                   4,200         142
H & R Block, Inc.                                                  1,000          45
IKON Office Solutions                                              1,000          24
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Interpublic Group of Companies, Inc.                               1,350  $       86
Laidlaw, Inc.                                                      3,000          42
Moore Corp. Ltd.                                                     600           9
National Service Industries, Inc.                                    500          27
Omnicom Group, Inc.                                                1,600          76
R.R. Donnelley & Sons Co.                                          1,200          53
Waste Management, Inc.                                             4,300         144
                                                                          ----------
                                                                               1,150
                                                                          ----------
 CHEMICAL--0.9%
Air Products & Chemicals, Inc.                                     1,400         122
Dow Chemical Co.                                                   2,700         261
E.I. du Pont de Nemours & Co.                                     11,400         831
Eastman Chemical Co.                                                 800          55
Great Lakes Chemical Corp.                                           400          20
Hercules, Inc.                                                       900          43
Minnesota Mining & Manufacturing Co.                               4,300         406
Morton International, Inc.                                         1,100          35
Nalco Chemical Co.                                                   600          24
PPG Industries, Inc.                                               1,800         127
Praxair, Inc.                                                      1,400          70
Rohm & Haas Co.                                                      900          97
Sigma-Aldrich Corp.                                                  900          36
Union Carbide Corp.                                                1,100          53
W.R. Grace & Co.+                                                    900          18
                                                                          ----------
                                                                               2,198
                                                                          ----------
 CONSTRUCTION--0.1%
Armstrong World Industries, Inc.                                     500          43
Centex Corp.                                                         600          21
Crane Co.                                                            150           8
Fluor Corp.                                                          700          33
Kaufman & Broad Home Corp.                                           200           6
Owens Corning                                                        400          17
Pulte Corp.                                                          100           5
Sherwin-Williams Co.                                               1,400          49
The Stanley Works                                                    800          41
                                                                          ----------
                                                                                 223
                                                                          ----------
 CONSUMER--DURABLE--0.1%
Black & Decker Corp.                                                 600          31
Masco Corp.                                                        1,700          98
Maytag Corp.                                                         900          46
Newell Co.                                                         1,300          63

SCHWAB MARKETTRACK GROWTH PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Snap-on, Inc.                                                        300  $       13
Whirlpool Corp.                                                      800          58
                                                                          ----------
                                                                                 309
                                                                          ----------
 CONSUMER--NONDURABLE--0.3%
American Greetings Corp. Class A                                     500          23
Corning, Inc.                                                      2,100          84
Darden Restaurants, Inc.                                           1,200          19
Hasbro, Inc.                                                       1,100          40
Jostens, Inc.                                                        200           5
Mattel, Inc.                                                       2,650         102
McDonald's Corp.                                                   6,600         409
Rubbermaid, Inc.                                                   1,200          34
Tricon Global Restaurants, Inc.+                                   1,260          40
Wendy's International, Inc.                                        1,000          24
                                                                          ----------
                                                                                 780
                                                                          ----------
 CONTAINERS--0.1%
Ball Corp.                                                           200           8
Bemis Co., Inc.                                                      500          22
Crown Cork & Seal Co., Inc.                                        1,000          52
Owens-Illinois, Inc.+                                              1,100          44
Sealed Air Corp.+                                                    782          49
Stone Container Corp.                                                700          11
                                                                          ----------
                                                                                 186
                                                                          ----------
 ELECTRONICS--1.5%
Advanced Micro Devices, Inc.+                                      1,220          34
AMP, Inc.                                                          1,900          75
Applied Materials, Inc.                                            3,300         119
DSC Communications Corp.+                                            900          16
EG&G, Inc.                                                           300           9
General Instrument Corp.+                                          1,200          27
General Signal Corp.                                                 200           9
Harris Corp.                                                         500          24
Intel Corp.                                                       16,400       1,325
KLA -Tencor Corp.+                                                   600          24
LSI Logic Corp.+                                                   1,100          30
Lucent Technologies, Inc.                                         13,296       1,012
Micron Technology, Inc.                                            1,800          56
Motorola, Inc.                                                     6,000         334
National Semiconductor Corp.+                                      1,400          31
Perkin Elmer Corp.                                                   500          34
Rockwell International Corp.                                       2,100         117
Scientific-Atlanta, Inc.                                             400          10
Tektronix, Inc.                                                      450          19
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Tellabs, Inc.+                                                     1,900  $      135
Texas Instruments, Inc.                                            3,700         237
Thermo Electron Corp.+                                             1,300          52
Thomas & Betts Corp.                                                 481          28
                                                                          ----------
                                                                               3,757
                                                                          ----------
 ENERGY--RAW MATERIALS--0.4%
Anadarko Petroleum Corp.                                             600          44
Apache Corp.                                                         600          21
Baker Hughes, Inc.                                                 1,400          57
Burlington Resources, Inc.                                         1,505          71
Dresser Industries, Inc.                                           1,700          90
Halliburton Co.                                                    2,258         124
Helmerich & Payne, Inc.                                              400          12
Occidental Petroleum Corp.                                         3,100          91
ONEOK, Inc.                                                          200           8
Rowan Companies, Inc.+                                               500          15
Schlumberger Ltd.                                                  5,100         423
Union Pacific Resources Group                                      2,239          53
Western Atlas, Inc.+                                                 800          63
                                                                          ----------
                                                                               1,072
                                                                          ----------
 FOOD & AGRICULTURE--2.2%
Archer-Daniels Midland Co.                                         5,375         116
Bestfoods, Inc.                                                    3,000         165
Campbell Soup Co.                                                  4,600         236
Coca-Cola Co.                                                     24,800       1,880
ConAgra, Inc.                                                      4,500         131
General Mills, Inc.                                                1,963         133
H.J. Heinz Co.                                                     3,700         202
Hershey Foods Corp.                                                1,500         110
Kellogg Co.                                                        3,900         161
Monsanto Co.                                                       5,700         301
PepsiCo, Inc.                                                     14,800         587
Pioneer Hi-Bred International, Inc.                                3,000         113
Quaker Oats Co.                                                    1,400          73
Ralston Purina Co.                                                 1,200         127
Sara Lee Corp.                                                     4,800         286
SYSCO Corp.                                                        3,000          71
Unilever NV                                                        6,400         478
Wm. Wrigley Jr. Co.                                                1,400         125
                                                                          ----------
                                                                               5,295
                                                                          ----------
 GOLD--0.1%
Barrick Gold Corp.                                                 3,500          79
Battle Mountain Gold Co.                                           2,000          14

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Homestake Mining Co.                                               1,300  $       15
Newmont Mining Corp.                                               1,401          45
Placer Dome, Inc.                                                  2,100          31
                                                                          ----------
                                                                                 184
                                                                          ----------
 HEALTHCARE / DRUG & MEDICINE--4.2%
Abbott Laboratories                                                7,700         563
Allergan, Inc.                                                       300          12
ALZA Corp.+                                                          800          38
American Home Products Corp.                                       6,500         605
Amgen, Inc.+                                                       2,700         161
Bausch & Lomb, Inc.                                                  300          15
Baxter International, Inc.                                         2,800         155
Becton, Dickinson & Co.                                            1,300          91
Biomet, Inc.+                                                        800          24
Boston Scientific Corp.+                                           1,737         126
Bristol-Myers Squibb Co.                                          10,300       1,091
C.R. Bard, Inc.                                                      400          14
Cardinal Health, Inc.                                              1,200         116
Columbia/HCA Healthcare Corp.                                      6,300         208
Eli Lilly & Co.                                                   11,100         772
Guidant Corp.                                                      1,500         100
HBO & Co.                                                          2,100         126
HealthSouth Corp.+                                                 3,452         104
Humana, Inc.+                                                      1,400          38
Johnson & Johnson                                                 13,500         964
Mallinckrodt, Inc.                                                   400          13
Manor Care, Inc.                                                     300          11
Medtronic, Inc.                                                    4,700         247
Merck & Co., Inc.                                                 12,400       1,494
Pfizer, Inc.                                                      13,300       1,512
Pharmacia & Upjohn, Inc.                                           4,900         206
Schering-Plough Corp.                                              7,400         593
Service Corp. International                                        2,200          91
Shared Medical Systems Corp.                                         300          22
St. Jude Medical, Inc.                                               725          26
Tenet Healthcare Corp.+                                            2,800         105
United Healthcare Co.                                              1,700         119
US Surgical Corp.                                                    700          22
Warner Lambert Co.                                                 2,900         549
                                                                          ----------
                                                                              10,333
                                                                          ----------
 HOUSEHOLD PRODUCTS--1.0%
Alberto-Culver Co. Class B                                           200           6
Avon Products, Inc.                                                1,400         115
Clorox Co.                                                         1,200         101
Colgate-Palmolive Co.                                              3,000         269
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Gillette Co.                                                       5,800  $      670
International Flavors & Fragrances, Inc.                           1,100          54
Procter & Gamble Co.                                              13,900       1,141
Tupperware Corp.                                                     400          11
                                                                          ----------
                                                                               2,367
                                                                          ----------
 INSURANCE--1.6%
Aetna, Inc.                                                        1,924         155
Allstate Corp.                                                     4,500         433
American General Corp.                                             2,510         167
American International Group, Inc.                                 7,250         954
Aon Corp.                                                          1,750         113
Chubb Corp.                                                        2,100         166
CIGNA Corp.                                                          800         166
Cincinnati Financial Corp.                                           600          76
Conseco, Inc.                                                      1,604          80
General Re Corp.                                                     935         209
Hartford Financial Services Group, Inc.                            1,500         166
Jefferson-Pilot Corp.                                              1,575          92
Lincoln National Corp.                                             1,100          98
Marsh & McLennan Companies, Inc.                                   2,000         182
MBIA, Inc.                                                           900          67
MGIC Investment Corp.                                              1,200          76
Progressive Corp.                                                    900         122
SAFECO Corp.                                                       1,100          55
St. Paul Companies, Inc.                                           1,226         104
SunAmerica, Inc.                                                   1,650          82
Torchmark Corp.                                                    1,100          49
Transamerica Corp.                                                 1,000         116
UNUM Corp.                                                         1,400          75
                                                                          ----------
                                                                               3,803
                                                                          ----------
 MEDIA--0.8%
CBS Corp.                                                          6,800         242
Clear Channel Communications, Inc.+                                1,000          94
Comcast Corp. Class A                                              3,200         115
Dow Jones & Co., Inc.                                              1,000          49
Gannett Co., Inc.                                                  2,900         197
Harcourt General, Inc.                                               800          42
King World Productions, Inc.+                                        800          21
Knight-Ridder, Inc.                                                  900          52
McGraw Hill Companies, Inc.                                        1,000          77
Meredith Corp.                                                       200           9
New York Times Co. Class A                                         1,000          71

SCHWAB MARKETTRACK GROWTH PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Telecommunications, Inc. Series A (TCI Group)+                     4,900  $      158
Time Warner, Inc.                                                  5,600         440
Times Mirror Co. Series A                                          1,000          61
Tribune Co.                                                        1,300          86
Viacom, Inc. Class B+                                              3,300         191
                                                                          ----------
                                                                               1,905
                                                                          ----------
 MISCELLANEOUS FINANCE--1.6%
Associates First Capital Corp.                                     3,471         259
American Express Co.                                               4,900         500
Beneficial Corp.                                                     900         117
Charles Schwab Corp.                                               2,350          82
Countrywide Credit Industries, Inc.                                  800          39
Fannie Mae                                                        10,700         641
Franklin Resources, Inc.                                           2,500         134
Freddie Mac                                                        6,700         310
Golden West Financial Corp.                                          900          95
Green Tree Financial Corp.                                         1,000          41
H.F. Ahmanson & Co.                                                1,000          76
Household International, Inc.                                      1,200         158
Lehman Brothers Holdings, Inc.                                     1,100          78
Merrill Lynch & Co., Inc.                                          3,800         333
Morgan Stanley, Dean Witter, Discover & Co.                        5,950         469
Providian Financial Corp.                                            700          42
Travelers Group, Inc.                                             11,541         706
                                                                          ----------
                                                                               4,080
                                                                          ----------
 NON-FERROUS METALS--0.2%
Alcan Aluminum, Ltd.                                               2,000          65
Aluminum Company of America                                        1,800         140
Asarco, Inc.                                                         200           5
Cyprus Amax Minerals Co.                                             600          10
Engelhard Corp.                                                    1,300          27
Freeport-McMoRan Copper & Gold, Inc. Class B                       1,700          32
Inco Ltd.                                                          1,400          25
Phelps Dodge Corp.                                                   600          40
Reynolds Metals Co.                                                  800          53
                                                                          ----------
                                                                                 397
                                                                          ----------
 OIL--DOMESTIC--0.3%
Amerada Hess Corp.                                                 1,000          58
Ashland, Inc.                                                        800          42
Atlantic Richfield Co.                                             3,300         258
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Kerr-McGee Corp.                                                     500  $       33
Oryx Energy Co.+                                                   1,000          26
Pennzoil Co.                                                         500          32
Phillips Petroleum Co.                                             2,400         119
Sun, Inc.                                                            400          16
Unocal Corp.                                                       2,200          90
USX-Marathon Group                                                 2,600          93
                                                                          ----------
                                                                                 767
                                                                          ----------
 OIL--INTERNATIONAL--2.1%
Amoco Corp.                                                       10,200         451
Chevron Corp.                                                      6,800         562
Exxon Corp.                                                       24,700       1,802
Mobil Corp.                                                        7,900         624
Royal Dutch Petroleum Co.-- Sponsored ADR**                       21,500       1,216
Texaco, Inc.                                                       5,561         342
                                                                          ----------
                                                                               4,997
                                                                          ----------
 OPTICAL & PHOTO--0.1%
Eastman Kodak Co.                                                  3,300         238
Polaroid Corp.                                                       500          22
                                                                          ----------
                                                                                 260
                                                                          ----------
 PAPER & FOREST PRODUCTS--0.4%
Boise Cascade Corp.                                                  300          11
Champion International Corp.                                         700          38
Fort James Corp.                                                   2,000          99
Georgia-Pacific Corp.                                              1,200          93
International Paper Co.                                            2,800         146
Kimberly-Clark Corp.                                               5,360         271
Louisiana-Pacific Corp.                                              800          18
Mead Corp.                                                         1,000          35
Potlatch Corp.                                                       100           5
Temple Inland, Inc.                                                  600          39
Union Camp Corp.                                                     700          42
Westvaco Corp.                                                       700          21
Weyerhaeuser Co.                                                   1,700          98
Willamette Industries, Inc.                                          900          35
                                                                          ----------
                                                                                 951
                                                                          ----------
 PRODUCER GOODS & MANUFACTURING--2.0%
Aeroquip-Vickers, Inc.                                               300          19
Allied Signal, Inc.                                                5,400         237
Avery Dennison Corp.                                                 700          37
Briggs & Stratton Corp.                                              100           5

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Case Corp.                                                           800  $       51
Caterpillar, Inc.                                                  3,500         199
Cincinnati Milacron, Inc.                                            100           3
Cooper Industries, Inc.                                            1,300          87
Deere & Co.                                                        2,600         152
Dover Corp.                                                        1,800          71
Emerson Electric Co.                                               4,500         286
FMC Corp.+                                                           400          31
Foster Wheeler Corp.                                                 300           8
General Electric Co.                                              32,700       2,783
Harnischfeger Industries, Inc.                                       200           6
Illinois Tool Works, Inc.                                          2,500         176
Ingersoll-Rand Co.                                                 1,450          67
ITT Industries, Inc.                                                 900          33
Johnson Controls, Inc.                                               600          36
McDermott International, Inc.                                        300          12
Millipore Corp.                                                      200           7
NACCO Industries, Inc. Class A                                       100          17
Pall Corp.                                                         1,000          20
Parker-Hannifin Corp.                                                750          33
Raychem Corp.                                                        800          32
Tenneco, Inc.                                                      1,400          60
Timken Co.                                                           600          24
Tyco International Ltd.                                            5,700         311
W.W. Grainger, Inc.                                                  800          87
                                                                          ----------
                                                                               4,890
                                                                          ----------
 RAILROAD & SHIPPING--0.2%
Burlington Northern Santa Fe Corp.                                 1,700         168
CSX Corp.                                                          2,200         116
Norfolk Southern Corp.                                             3,600         120
Union Pacific Corp.                                                2,500         137
                                                                          ----------
                                                                                 541
                                                                          ----------
 RETAIL--1.8%
Albertson's, Inc.                                                  2,200         110
American Stores Co.                                                2,600          62
AutoZone, Inc.+                                                    1,300          39
Cendant Corp.+                                                     8,222         206
Circuit City Stores, Inc.                                            800          33
Consolidated Stores Corp.+                                         1,100          44
Costco Companies, Inc.+                                            1,800         101
CVS Corp.                                                          1,800         133
Dayton Hudson Corp.                                                2,200         192
Dillards Inc. Class A                                                800          29
Federated Department Stores, Inc.+                                 1,800          89
Gap, Inc.                                                          3,600         185
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Giant Food, Inc. Class A                                             300  $       11
Great Atlantic & Pacific Tea Co., Inc.                               200           6
Home Depot, Inc.                                                   7,350         512
J.C. Penney Co., Inc.                                              2,500         178
Kmart Corp.+                                                       4,700          82
Kroger Co.+                                                        2,300          96
Limited, Inc.                                                      2,397          80
Longs Drug Stores, Inc.                                              200           6
Lowe's Companies, Inc.                                             1,500         105
May Department Stores Co.                                          2,400         148
Mercantile Stores Co., Inc.                                          400          29
Nordstrom, Inc.                                                      800          52
Pep Boys-Manny Moe & Jack                                            300           7
Rite Aid Corp.                                                     2,600          84
Sears Roebuck & Co.                                                3,700         219
SUPERVALU, Inc.                                                      300          13
Tandy Corp.                                                          800          40
TJX Companies, Inc.                                                1,500          66
Toys 'R' Us, Inc.+                                                 2,600          72
Wal-Mart Stores, Inc.                                             22,000       1,112
Walgreen Co.                                                       4,700         162
Winn Dixie Stores, Inc.                                            1,200          45
Woolworth Corp.+                                                   1,300          30
                                                                          ----------
                                                                               4,378
                                                                          ----------
 STEEL--0.1%
Allegheny Teledyne, Inc.                                           1,470          37
Armco, Inc.+                                                       1,000           7
Bethlehem Steel Corp.+                                               800          12
Inland Steel Industries, Inc.                                        300           9
Nucor Corp.                                                          600          36
USX - U.S. Steel Group, Inc.                                         500          20
Worthington Industries, Inc.                                         900          16
                                                                          ----------
                                                                                 137
                                                                          ----------
 TELEPHONE--2.7%
AirTouch Communications, Inc.+                                     4,800         255
Alltel Corp.                                                       1,600          68
Ameritech Corp.                                                   11,400         485
Andrew Corp.+                                                        850          19
AT&T Corp.                                                        16,300         979
Bell Atlantic Corp.                                                8,073         755
BellSouth Corp.                                                   10,000         642
Frontier Corp.                                                     1,400          42
GTE Corp.                                                          9,600         561
MCI Communications Corp.                                           6,700         337
Nextel Communications, Inc.+                                       2,600          75

SCHWAB MARKETTRACK GROWTH PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Northern Telecom Ltd.                                              5,600  $      341
SBC Communications, Inc.                                          18,334         760
Sprint Corp.                                                       4,300         294
U.S. West, Inc. (Communications Group)                             4,600         243
U.S. West, Inc. (Media Group)+                                     5,800         219
WorldCom, Inc.+                                                   10,100         432
                                                                          ----------
                                                                                6507
                                                                          ----------
 TOBACCO--0.5%
Fortune Brands, Inc.                                               1,400          52
Loew's Corp.                                                       1,300         130
Philip Morris Companies., Inc.                                    24,300         907
UST, Inc.                                                          1,600          44
                                                                          ----------
                                                                               1,133
                                                                          ----------
 TRAVEL & RECREATION--0.4%
Brunswick Corp.                                                      900          29
Harrah's Entertainment, Inc.+                                        900          23
Hilton Hotels Corp.                                                2,200          70
Marriott International, Inc. Class A+                              1,300          42
Marriott International, Inc.                                       1,300          43
Mirage Resorts, Inc.+                                              1,500          33
Walt Disney Co.                                                    6,973         868
                                                                          ----------
                                                                               1,108
                                                                          ----------
 TRUCKING & FREIGHT--0.0%
Ryder Systems, Inc.                                                  400          14
                                                                          ----------
 UTILITIES--ELECTRIC & GAS--1.0%
Ameren Corp.                                                       1,500          59
American Electric Power Co., Inc.                                  1,900          91
Baltimore Gas & Electric Co.                                       1,300          41
Carolina Power & Light Co.                                         1,200          52
Central & South West Services Corp.                                1,800          47
Cinergy Corp.                                                      1,300          45
Coastal Corp.                                                      1,100          79
Columbia Gas System, Inc.                                            800          65
Consolidated Edison, Inc.                                          2,100          95
Consolidated Natural Gas Co.                                       1,000          58
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Dominion Resources, Inc.                                           1,600  $       63
DTE Energy Co.                                                     1,400          55
Duke Power Co.                                                     3,626         209
Eastern Enterprises                                                  100           4
Edison International                                               3,700         110
Enron Corp.                                                        2,900         143
Entergy Corp.                                                      2,100          52
First Energy Corp.                                                 2,100          64
FPL Group, Inc.                                                    1,900         118
GPU, Inc.                                                            900          36
Houston Industries, Inc.                                           2,549          74
Niagara Mohawk Power Corp.+                                        1,400          17
NICOR, Inc.                                                          200           8
Northern States Power Co.                                            800          45
Pacific Enterprises, Inc.                                            800          31
Pacific Gas & Electric Corp.                                       4,200         136
PacifiCorp.                                                        2,700          63
PECO Energy Co.                                                    1,900          45
Peoples Energy Corp.                                                 100           4
PP&L Resources, Inc.                                               1,400          32
Public Service Enterprise Group, Inc.                              2,000          67
Sonat, Inc.                                                          600          27
Southern Co.                                                       6,600         175
Texas Utilities Co.                                                2,167          87
Unicom Corp.                                                       1,900          66
Williams Companies, Inc.                                           2,700          85
                                                                          ----------
                                                                               2,448
                                                                          ----------
 INTERNATIONAL--0.0%
Germany--0.0%
VIAG AG+                                                              20          10
                                                                          ----------
United Kingdom--0.0%
Centrica+                                                         21,063          36
Granada Group+                                                        29           1
Siebe PLC+                                                            10           0
                                                                          ----------
                                                                                  47
                                                                          ----------
TOTAL COMMON STOCK
 (Cost $55,663)                                                               87,434
                                                                          ----------

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 WARRANTS--0.0%
 BELGIUM--0.0%
Generale de Banque (expire 11/15/99)+                                 88  $        0
                                                                          ----------
 FRANCE--0.0%
AXA UAP CVG (expire 01/07/99)+                                       636           0
                                                                          ----------
 SWITZERLAND--0.0%
Schweizerische Bankverein (expire 6/30/00)+                           30           1
                                                                          ----------
TOTAL WARRANTS (Cost $0)                                                           1
                                                                          ----------
 MUTUAL FUNDS--57.5%
Schwab S&P 500 Fund                                              527,506       9,052
Schwab International Index Fund                                3,071,335      46,285
Schwab Small-Cap Index Fund                                    2,454,003      48,442
Schwab Total Bond Market Index Fund                            3,620,811      36,208
                                                                          ----------
TOTAL MUTUAL FUNDS
 (Cost $122,169)                                                             139,987
                                                                          ----------

                                                                            Value
                                                                 Par        (000s)
                                                              ----------  ----------
 AGENCY NOTES--8.9%(a)
 DISCOUNT NOTES--8.9%
Federal Home Loan Mortgage Corp.
  5.44%, 07/01/98                                             $11,300,000 $   11,197
Federal National Mortgage Association
  5.44%, 05/01/98                                             10,500,000      10,500
                                                                          ----------
                                                                              21,697
                                                                          ----------
TOTAL AGENCY NOTES (Cost $21,697)                                             21,697
                                                                          ----------
 CASH EQUIVALENTS--2.2%
MSTC Cash Reserve Liquid Asset Fund
  5.31%*, 05/07/98                                             5,295,104       5,295
                                                                          ----------
TOTAL CASH EQUIVALENTS (Cost $5,295)                                           5,295
                                                                          ----------
TOTAL INVESTMENTS--104.5%
 (Cost $204,824)                                                             254,414
                                                                          ----------
OTHER ASSETS AND LIABILITIES--(4.5)%
  Other Assets                                                                   814
  Liabilities                                                                (11,699)
                                                                          ----------
                                                                             (10,885)
                                                                          ----------
NET ASSETS--100.0%                                                        $  243,529
                                                                          ----------
                                                                          ----------

SEE ACCOMPANYING NOTES TO STATEMENTS OF NET ASSETS AND NOTES TO THE FINANCIAL STATEMENTS.

SCHWAB MARKETTRACK BALANCED PORTFOLIO-TM-
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 COMMON STOCK--26.0%
 AEROSPACE / DEFENSE--0.5%
Boeing Co.                                                         6,684  $      335
General Dynamics Corp.                                             1,000          42
Lockheed Martin Corp.                                              1,600         178
Northrop Grumman Corp.                                               500          53
Raytheon Co. Class B                                               2,300         130
Textron, Inc.                                                      1,100          86
United Technologies Corp.                                          2,000         197
                                                                          ----------
                                                                               1,021
                                                                          ----------
 AIR TRANSPORTATION--0.2%
AMR Corp.+                                                           800         122
Delta Airlines, Inc.                                                 700          81
FDX Corp.+                                                         1,280          87
Southwest Airlines Co.                                               900          25
US Airways Group, Inc.+                                              700          50
                                                                          ----------
                                                                                 365
                                                                          ----------
 ALCOHOLIC BEVERAGES--0.1%
Adolph Coors Co. Class B                                             100           4
Anheuser-Busch Companies, Inc.                                     3,400         156
Brown-Forman Corp. Class B                                           500          28
Seagram Co., Ltd.                                                  2,000          85
                                                                          ----------
                                                                                 273
                                                                          ----------
 APPAREL--0.1%
Fruit of the Loom, Inc. Class A+                                     200           7
Liz Claiborne, Inc.                                                  200          10
Nike, Inc. Class B                                                 1,700          81
Reebok International Ltd.                                            200           6
Russell Corp.                                                        100           3
Springs Industries, Inc.                                             200          11
Stride Rite Corp.                                                    200           3
V.F. Corp.                                                           600          31
                                                                          ----------
                                                                                 152
                                                                          ----------
 AUTOMOTIVE PRODUCTS / MOTOR VEHICLES--0.5%
BF Goodrich Co.                                                      200          11
Chrysler Corp.                                                     4,300         173
Cooper Tire & Rubber Co.                                             200           5
Cummins Engine Co., Inc.                                             300          16
Dana Corp.                                                           700          41
Eaton Corp.                                                          600          55
Echlin, Inc.                                                         200           9

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Fleetwood Enterprises, Inc.                                          100  $        5
Ford Motor Co.                                                     8,200         376
General Motors Corp.                                               4,700         317
Genuine Parts Co.                                                  1,150          41
Goodyear Tire & Rubber Co.                                         1,300          91
Navistar International Corp.+                                        200           6
Paccar, Inc.                                                         600          36
TRW, Inc.                                                            900          48
                                                                          ----------
                                                                               1,230
                                                                          ----------
 BANKS--2.6%
Banc One Corp.                                                     4,386         258
Bank of New York Co., Inc.                                         2,600         154
BankAmerica Corp.                                                  4,900         417
BankBoston Corp.                                                   1,200         130
Bankers Trust New York Corp.                                         900         116
BB & T Corp.                                                       1,000          67
Chase Manhattan Corp.                                              3,032         420
Citicorp                                                           3,200         481
Comerica, Inc.                                                     1,500         100
Fifth Third Bancorp                                                1,725          95
First Chicago NBD Corp.                                            2,143         199
First Union Corp.                                                  6,836         413
Fleet Financial Group, Inc.                                        1,956         169
Huntington Bancshares, Inc.                                        1,200          43
J.P. Morgan & Co., Inc.                                            1,400         184
KeyCorp, Inc.                                                      3,200         127
MBNA Corp.                                                         3,475         118
Mellon Bank Corp.                                                  1,700         122
Mercantile Bancorp. Inc.                                             900          50
National City Corp.                                                2,200         152
NationsBank Corp.                                                  6,436         487
Northern Trust Corp.                                                 800          58
Norwest Corp.                                                      5,120         203
PNC Bank Corp.                                                     2,100         127
Republic New York Corp.                                              500          67
State Street Corp.                                                 1,100          79
Summit Bancorp.                                                    1,200          60
SunTrust Banks, Inc.                                               1,500         122
Synovus Financial Corp.                                              800          28
U. S. Bancorp.                                                     1,760         224
Wachovia Corp.                                                     1,400         119
Washington Mutual, Inc.                                            1,760         123
Wells Fargo & Co.                                                    700         258
                                                                          ----------
                                                                               5,770
                                                                          ----------

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 BUSINESS MACHINES & SOFTWARE--2.5%
3COM Corp.+                                                        2,000  $       69
Adobe Systems, Inc.                                                  400          20
Apple Computer, Inc.+                                                500          14
Autodesk, Inc.                                                       100           5
Bay Networks, Inc.+                                                1,100          26
Cabletron Systems, Inc.+                                             700           9
Ceridian Corp.+                                                      214          12
Cisco Systems, Inc.+                                               7,050         516
Compaq Computer Corp.                                             10,114         284
Computer Associates International, Inc.                            3,725         218
Computer Sciences Corp.+                                           1,190          63
Data General Corp.+                                                  100           2
Dell Computer Corp.+                                               4,800         388
Digital Equipment Corp.+                                             900          50
EMC Corp.                                                          3,100         143
Gateway 2000, Inc.                                                 1,000          59
Hewlett-Packard Co.                                                7,000         527
Honeywell, Inc.                                                    1,200         112
Intergraph Corp.+                                                    200           2
International Business Machines Corp.                              6,700         776
Microsoft Corp.+                                                  16,400       1,476
Novell, Inc.+                                                      1,200          12
Oracle Systems Corp.+                                              6,500         168
Parametric Technology Corp.+                                       1,400          45
Pitney Bowes, Inc.                                                 2,400         115
Seagate Technology, Inc.+                                          1,284          34
Silicon Graphics, Inc.+                                            1,054          14
Sun Microsystems, Inc.+                                            2,200          91
Unisys Corp.+                                                      1,000          22
Xerox Corp.                                                        2,300         261
                                                                          ----------
                                                                               5,533
                                                                          ----------
 BUSINESS SERVICES--0.3%
Automatic Data Processing, Inc.                                    2,000         133
Browning-Ferris Industries, Inc.                                   1,200          41
Cognizant Corp.                                                      900          46
Deluxe Corp.                                                         500          17
Dun & Bradstreet Corp.                                             1,000          36
Ecolab, Inc.                                                       1,000          32
Equifax, Inc.                                                        700          27
First Data Corp.                                                   2,600          88
H & R Block, Inc.                                                    600          27
IKON Office Solutions                                                500          12
Interpublic Group of Companies, Inc.                                 850          54
Laidlaw, Inc.                                                      2,000          28
Moore Corp. Ltd.                                                     200           3
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
National Service Industries, Inc.                                    300  $       16
Omnicom Group, Inc.                                                1,000          47
R.R. Donnelley & Sons Co.                                            800          35
Waste Management, Inc.                                             2,500          84
                                                                          ----------
                                                                                 726
                                                                          ----------
 CHEMICAL--0.7%
Air Products & Chemicals, Inc.                                     1,100          96
Dow Chemical Co.                                                   1,800         174
E.I. du Pont de Nemours & Co.                                      7,600         553
Eastman Chemical Co.                                                 600          41
Great Lakes Chemical Corp.                                           100           5
Hercules, Inc.                                                       700          33
Minnesota Mining & Manufacturing Co.                               2,900         274
Morton International, Inc.                                           600          19
Nalco Chemical Co.                                                   300          12
PPG Industries, Inc.                                               1,200          85
Praxair, Inc.                                                      1,000          50
Rohm & Haas Co.                                                      500          54
Sigma-Aldrich Corp.                                                  400          16
Union Carbide Corp.                                                  800          39
W.R. Grace & Co.+                                                    600          12
                                                                          ----------
                                                                               1,463
                                                                          ----------
 CONSTRUCTION--0.1%
Armstrong World Industries, Inc.                                     400          34
Centex Corp.                                                         400          14
Crane Co.                                                            150           8
Fluor Corp.                                                          200           9
Kaufman & Broad Home Corp.                                           100           3
Owens Corning                                                        300          12
Pulte Corp.                                                          100           5
Sherwin-Williams Co.                                               1,100          41
The Stanley Works                                                    400          20
                                                                          ----------
                                                                                 146
                                                                          ----------
 CONSUMER--DURABLE--0.1%
Black & Decker Corp.                                                 300          15
Masco Corp.                                                        1,100          66
Maytag Corp.                                                         300          15
Newell Co.                                                           900          43
Snap-on, Inc.                                                        150           6
Whirlpool Corp.                                                      500          36
                                                                          ----------
                                                                                 181
                                                                          ----------

SCHWAB MARKETTRACK BALANCED PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 CONSUMER--NONDURABLE--0.2%
American Greetings Corp. Class A                                     200  $        9
Corning, Inc.                                                      1,200          48
Darden Restaurants, Inc.                                             400           6
Hasbro, Inc.                                                         450          17
Jostens, Inc.                                                        100           2
Mattel, Inc.                                                       1,625          62
McDonald's Corp.                                                   4,700         292
Rubbermaid, Inc.                                                     600          17
Tricon Global Restaurants, Inc.+                                     830          26
Wendy's International, Inc.                                          500          12
                                                                          ----------
                                                                                 491
                                                                          ----------
 CONTAINERS--0.0%
Ball Corp.                                                           100           4
Bemis Co., Inc.                                                      100           4
Crown Cork & Seal Co., Inc.                                          900          47
Owens-Illinois, Inc.+                                                600          24
Sealed Air Corp.+                                                    621          39
Stone Container Corp.                                                200           3
                                                                          ----------
                                                                                 121
                                                                          ----------
 ELECTRONICS--1.1%
Advanced Micro Devices, Inc.+                                        820          23
AMP, Inc.                                                          1,100          43
Applied Materials, Inc.+                                           2,200          79
DSC Communications Corp.+                                            400           7
EG&G, Inc.                                                           200           6
General Instrument Corp.+                                            500          11
General Signal Corp.                                                 100           4
Harris Corp.                                                         400          19
Intel Corp.                                                       11,200         906
KLA -Tencor Corp.+                                                   400          16
LSI Logic Corp.+                                                     600          16
Lucent Technologies, Inc.                                          9,130         695
Micron Technology, Inc.                                            1,100          34
Motorola, Inc.                                                     4,000         223
National Semiconductor Corp.+                                      1,000          22
Perkin Elmer Corp.                                                   400          27
Rockwell International Corp.                                       1,400          78
Scientific-Atlanta, Inc.                                             200           5
Tektronix, Inc.                                                      250          11
Tellabs, Inc.+                                                     1,300          92
Texas Instruments, Inc.                                            2,400         154
Thermo Electron Corp.+                                               900          36
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Thomas & Betts Corp.                                                  81  $        5
                                                                          ----------
                                                                               2,512
                                                                          ----------
 ENERGY--RAW MATERIALS--0.3%
Anadarko Petroleum Corp.                                             400          29
Apache Corp.                                                         400          14
Baker Hughes, Inc.                                                   900          36
Burlington Resources, Inc.                                           910          43
Dresser Industries, Inc.                                           1,000          53
Halliburton Co.                                                    1,574          87
Helmerich & Payne, Inc.                                            1,000          31
Occidental Petroleum Corp.                                         2,000          59
ONEOK, Inc.                                                          100           4
Rowan Companies, Inc.+                                               300           9
Schlumberger Ltd.                                                  3,500         289
Union Pacific Resources Group                                      1,562          37
Western Atlas, Inc.+                                                 500          40
                                                                          ----------
                                                                                 731
                                                                          ----------
 FOOD & AGRICULTURE--1.6%
Archer-Daniels Midland Co.                                         3,025          65
Bestfoods, Inc.                                                    2,400         132
Campbell Soup Co.                                                  3,100         159
Coca-Cola Co.                                                     16,800       1,274
ConAgra, Inc.                                                      2,400          70
General Mills, Inc.                                                1,346          91
H.J. Heinz Co.                                                     2,500         136
Hershey Foods Corp.                                                1,000          73
Kellogg Co.                                                        2,300          95
Monsanto Co.                                                       4,000         212
PepsiCo, Inc.                                                     10,300         409
Pioneer Hi-Bred International, Inc.                                2,100          79
Quaker Oats Co.                                                    1,000          52
Ralston Purina Co.                                                 1,100         117
Sara Lee Corp.                                                     3,200         191
SYSCO Corp.                                                        2,200          52
Unilever NV                                                        4,300         321
Wm. Wrigley Jr. Co.                                                1,000          89
                                                                          ----------
                                                                               3,617
                                                                          ----------
 GOLD--0.0%
Barrick Gold Corp.                                                 2,000          44
Battle Mountain Gold Co.                                           1,200           9
Homestake Mining Co.                                                 600           7
Newmont Mining Corp.                                                 629          20

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Placer Dome, Inc.                                                  1,000  $       15
                                                                          ----------
                                                                                  95
                                                                          ----------
 HEALTHCARE/DRUGS & MEDICINE--3.1%
Abbott Laboratories                                                5,400         395
Allergan, Inc.                                                       300          12
ALZA Corp.+                                                          300          14
American Home Products Corp.                                       4,600         428
Amgen, Inc.+                                                       1,800         107
Bausch & Lomb, Inc.                                                  200          10
Baxter International, Inc.                                         1,900         105
Becton, Dickinson & Co.                                              900          63
Biomet, Inc.+                                                        400          12
Boston Scientific Corp.+                                           1,037          75
Bristol-Myers Squibb Co.                                           6,900         731
C.R. Bard, Inc.                                                      200           7
Cardinal Health, Inc.                                              1,100         106
Columbia/HCA Healthcare Corp.                                      3,600         119
Eli Lilly & Co.                                                    7,400         515
Guidant Corp.                                                      1,000          67
HBO & Co.                                                          1,100          66
HealthSouth Corp.+                                                 1,876          57
Humana, Inc.+                                                        700          19
Johnson & Johnson                                                  9,300         664
Mallinckrodt, Inc.                                                   400          13
Manor Care, Inc.                                                     200           7
Medtronic, Inc.                                                    3,200         168
Merck & Co., Inc.                                                  8,300       1,000
Pfizer, Inc.                                                       9,000       1,025
Pharmacia & Upjohn, Inc.                                           2,800         118
Schering-Plough Corp.                                              4,900         393
Service Corp. International                                        1,400          58
Shared Medical Systems Corp.                                         200          15
St. Jude Medical, Inc.                                               430          15
Tenet Healthcare Corp.+                                            1,700          64
United Healthcare Co.                                              1,300          91
US Surgical Corp.                                                    400          13
Warner Lambert Co.                                                 1,900         359
                                                                          ----------
                                                                               6,911
                                                                          ----------
 HOUSEHOLD PRODUCTS--0.7%
Alberto-Culver Co. Class B                                           200           6
Avon Products, Inc.                                                  900          74
Clorox Co.                                                         1,100          92
Colgate-Palmolive Co.                                              2,100         188
Gillette Co.                                                       3,900         450
International Flavors & Fragrances, Inc.                             800          39
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Procter & Gamble Co.                                               9,200  $      757
Tupperware Corp.                                                     200           5
                                                                          ----------
                                                                               1,611
                                                                          ----------
 INSURANCE--1.2%
Aetna, Inc.                                                        1,134          92
Allstate Corp.                                                     3,100         298
American General Corp.                                             1,710         114
American International Group, Inc.                                 4,900         646
Aon Corp.                                                          1,150          74
Chubb Corp.                                                        1,500         118
CIGNA Corp.                                                          600         124
Cincinnati Financial Corp.                                           400          51
Conseco, Inc.                                                      1,030          51
General Re Corp.                                                     686         153
Hartford Financial Services Group, Inc.                            1,100         122
Jefferson-Pilot Corp.                                                900          53
Lincoln National Corp.                                             1,100          98
Marsh & McLennan Companies, Inc.                                   1,200         109
MBIA, Inc.                                                           900          67
MGIC Investment Corp.                                                800          50
Progressive Corp.                                                    600          81
SAFECO Corp.                                                         800          40
St. Paul Companies, Inc.                                             713          60
SunAmerica, Inc.                                                   1,050          52
Torchmark Corp.                                                      800          36
Transamerica Corp.                                                   700          81
UNUM Corp.                                                         1,000          54
                                                                          ----------
                                                                               2,624
                                                                          ----------
 MEDIA--0.5%
CBS Corp.                                                          4,000         143
Clear Channel Communications, Inc.                                   700          66
Comcast Corp. Class A                                              1,700          61
Dow Jones & Co., Inc.                                                700          34
Gannett Co., Inc.                                                  1,900         129
Harcourt General, Inc.                                               500          26
King World Productions, Inc.+                                        600          16
Knight-Ridder, Inc.                                                  600          35
McGraw Hill Companies, Inc.                                          700          54
Meredith Corp.                                                       200           9
New York Times Co. Class A                                           700          50
Telecommunications, Inc. Series A (TCI Group)+                     2,800          90
Time Warner, Inc.                                                  3,800         298
Times Mirror Co. Series A                                            700          43
Tribune Co.                                                          900          59

SCHWAB MARKETTRACK BALANCED PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Viacom, Inc. Class B+                                              1,900  $      110
                                                                          ----------
                                                                               1,223
                                                                          ----------
 MISCELLANEOUS FINANCE--1.2%
American Express Co.                                               3,300         337
Associates First Capital Corp.                                     2,349         176
Beneficial Corp.                                                     500          65
Charles Schwab Corp.                                               1,350          47
Countrywide Credit Industries, Inc.                                  500          24
Fannie Mae                                                         7,100         425
Franklin Resources, Inc.                                           1,700          91
Freddie Mac                                                        4,700         218
Golden West Financial Corp.                                          500          53
Green Tree Financial Corp.                                           700          29
H.F. Ahmanson & Co.                                                  700          53
Household International, Inc.                                        900         118
Lehman Brothers Holdings, Inc.                                       700          50
Merrill Lynch & Co., Inc.                                          2,400         211
Morgan Stanley, Dean Witter, Discover & Co.                        3,955         312
Providian Financial Corp.                                            500          30
Travelers Group, Inc.                                              7,663         468
                                                                          ----------
                                                                               2,707
                                                                          ----------
 NON-FERROUS METALS 0.1%
Alcan Aluminum, Ltd.                                               1,300          42
Aluminum Company of America                                        1,500         116
Asarco, Inc.                                                         100           2
Cyprus Amax Minerals Co.                                             400           7
Engelhard Corp.                                                      600          13
Freeport-McMoRan Copper & Gold, Inc. Class B                       1,100          21
Inco Ltd.                                                            900          16
Phelps Dodge Corp.                                                   400          27
Reynolds Metals Co.                                                  500          33
                                                                          ----------
                                                                                 277
                                                                          ----------
 OIL--DOMESTIC--0.2%
Amerada Hess Corp.                                                   700          40
Ashland, Inc.                                                        500          26
Atlantic Richfield Co.                                             2,300         181
Kerr-McGee Corp.                                                     400          26
Oryx Energy Co.+                                                     600          16
Pennzoil Co.                                                         700          45
Phillips Petroleum Co.                                             1,500          74
Sun, Inc.                                                            200           8
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Unocal Corp.                                                       1,400  $       57
USX-Marathon Group                                                 1,600          57
                                                                          ----------
                                                                                 530
                                                                          ----------
 OIL--INTERNATIONAL--1.5%
Amoco Corp.                                                        7,000         310
Chevron Corp.                                                      4,600         380
Exxon Corp.                                                       16,400       1,196
Mobil Corp.                                                        5,500         435
Royal Dutch Petroleum Co.-- Sponsored ADR**                       14,300         809
Texaco, Inc.                                                       3,730         229
                                                                          ----------
                                                                               3,359
                                                                          ----------
 OPTICAL & PHOTO--0.1%
Eastman Kodak Co.                                                  2,200         159
Polaroid Corp.                                                       300          13
                                                                          ----------
                                                                                 172
                                                                          ----------
 PAPER & FOREST PRODUCTS--0.3%
Boise Cascade Corp.                                                  100           4
Champion International Corp.                                         500          27
Fort James Corp.                                                     900          45
Georgia-Pacific Corp.                                                900          69
International Paper Co.                                            1,800          94
Kimberly-Clark Corp.                                               3,480         175
Louisiana-Pacific Corp.                                              400           9
Mead Corp.                                                           600          21
Potlatch Corp.                                                       100           5
Temple Inland, Inc.                                                  400          26
Union Camp Corp.                                                     500          30
Westvaco Corp.                                                       400          12
Weyerhaeuser Co.                                                   1,000          58
Willamette Industries, Inc.                                          400          16
                                                                          ----------
                                                                                 591
                                                                          ----------
 PRODUCER GOODS & MANUFACTURING--1.5%
Aeroquip-Vickers, Inc.                                               100           6
Allied Signal, Inc.                                                3,200         140
Avery Dennison Corp.                                                 600          31
Briggs & Stratton Corp.                                              100           5
Case Corp.                                                           500          32
Caterpillar, Inc.                                                  2,500         142
Cincinnati Milacron, Inc.                                            100           3
Cooper Industries, Inc.                                              900          60
Deere & Co.                                                        1,700          99

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Dover Corp.                                                        1,600  $       63
Emerson Electric Co.                                               3,000         191
FMC Corp.+                                                           400          31
Foster Wheeler Corp.                                                 100           3
General Electric Co.                                              22,200       1,890
Harnischfeger Industries, Inc.                                       100           3
Illinois Tool Works, Inc.                                          1,700         120
Ingersoll-Rand Co.                                                   900          41
ITT Industries, Inc.                                                 400          15
Johnson Controls, Inc.                                               500          30
McDermott International, Inc.                                        200           8
Millipore Corp.                                                      200           7
NACCO Industries, Inc. Class A                                       100          17
Pall Corp.                                                           500          10
Parker-Hannifin Corp.                                                600          27
Raychem Corp.                                                        500          20
Tenneco, Inc.                                                      1,000          43
Timken Co.                                                           200           8
Tyco International Ltd.                                            3,800         207
W.W. Grainger, Inc.                                                  500          54
                                                                          ----------
                                                                               3,306
                                                                          ----------
 RAILROAD & SHIPPING--0.2%
Burlington Northern Santa Fe Corp.                                 1,400         138
CSX Corp.                                                          1,500          79
Norfolk Southern Corp.                                             2,300          77
Union Pacific Corp.                                                1,700          93
                                                                          ----------
                                                                                 387
                                                                          ----------
 RETAIL--1.3%
Albertson's, Inc.                                                  1,300          65
American Stores Co.                                                1,700          41
AutoZone, Inc.+                                                      600          18
Cendant Corp.+                                                     4,915         123
Circuit City Stores, Inc.                                            400          16
Consolidated Stores Corp.+                                           700          28
Costco Companies, Inc.+                                            1,100          61
CVS Corp.                                                          1,200          89
Dayton Hudson Corp.                                                1,600         140
Dillards Inc. Class A                                                400          15
Federated Department Stores, Inc.+                                 1,100          54
Gap, Inc.                                                          2,250         116
Giant Food, Inc. Class A                                             300          11
Great Atlantic & Pacific Tea Co., Inc.                               100           3
Home Depot, Inc.                                                   4,950         345
J.C. Penney Co., Inc.                                              1,700         121
Kmart Corp.+                                                       2,600          45
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Kroger Co.+                                                        1,400  $       59
Limited, Inc.                                                      1,544          52
Longs Drug Stores, Inc.                                              200           6
Lowe's Companies, Inc.                                             1,100          77
May Department Stores Co.                                          1,600          99
Mercantile Stores Co., Inc.                                          300          22
Nordstrom, Inc.                                                      600          39
Pep Boys-Manny Moe & Jack                                            200           4
Rite Aid Corp.                                                     1,800          58
Sears Roebuck & Co.                                                2,200         130
SUPERVALU, Inc.                                                      300          13
Tandy Corp.                                                          600          30
TJX Companies, Inc.                                                  800          35
Toys 'R' Us, Inc.+                                                 1,800          50
Wal-Mart Stores, Inc.                                             15,200         766
Walgreen Co.                                                       2,800          97
Winn Dixie Stores, Inc.                                              600          23
Woolworth Corp.+                                                     500          12
                                                                          ----------
                                                                               2,863
                                                                          ----------
 STEEL--0.0%
Allegheny Teledyne, Inc.                                             985          25
Armco, Inc.+                                                         400           3
Bethlehem Steel Corp.+                                               300           5
Inland Steel Industries, Inc.                                        100           3
Nucor Corp.                                                          500          29
USX--U.S. Steel Group, Inc.                                          500          20
Worthington Industries, Inc.                                         300           5
                                                                          ----------
                                                                                  90
                                                                          ----------
 TELEPHONE--1.9%
AirTouch Communications, Inc.+                                     2,900         154
Alltel Corp.                                                       1,200          51
Ameritech Corp.                                                    7,800         332
Andrew Corp.+                                                        325           7
AT&T Corp.                                                        10,800         649
Bell Atlantic Corp.                                                5,436         509
BellSouth Corp.                                                    6,600         424
Frontier Corp.                                                       700          21
GTE Corp.                                                          6,400         374
MCI Communications Corp.                                           4,700         236
Nextel Communications, Inc.+                                       1,800          52
Northern Telecom Ltd.                                              3,800         231
SBC Communications, Inc.                                          12,924         536
Sprint Corp.                                                       2,900         198
U.S. West, Inc. (Communications Group)                             3,200         169

SCHWAB MARKETTRACK BALANCED PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
U.S. West, Inc. (Media Group)+                                     4,000  $      151
WorldCom, Inc.+                                                    6,700         287
                                                                          ----------
                                                                               4,381
                                                                          ----------
 TOBACCO--0.3%
Fortune Brands, Inc.                                               1,000          37
Loew's Corp.                                                       1,000         100
Philip Morris Companies., Inc.                                    16,100         601
UST, Inc.                                                          1,100          30
                                                                          ----------
                                                                                 768
                                                                          ----------
 TRAVEL & RECREATION--0.3%
Brunswick Corp.                                                      600          20
Harrah's Entertainment, Inc.+                                        400          10
Hilton Hotels Corp.                                                1,500          48
Marriot International, Inc. Class A+                               1,000          32
Marriot International, Inc.                                        1,000          33
Mirage Resorts, Inc.+                                                800          18
Walt Disney Co.                                                    4,739         589
                                                                          ----------
                                                                                 750
                                                                          ----------
 TRUCKING & FREIGHT--0.0%
Ryder Systems, Inc.                                                  200           7
                                                                          ----------
 UTILITIES--ELECTRIC & GAS--0.7%
Ameren Corp.                                                         600          24
American Electric Power Co., Inc.                                  1,300          62
Baltimore Gas & Electric Co.                                         800          25
Carolina Power & Light Co.                                           900          39
Central & South West Services Corp.                                1,300          34
Cinergy Corp.                                                      1,000          35
Coastal Corp.                                                        800          57
Columbia Gas System, Inc.                                            700          57
Consolidated Edison, Inc.                                          1,300          59
Consolidated Natural Gas Co.                                         700          40
Dominion Resources, Inc.                                           1,000          40
DTE Energy Co.                                                       600          24
Duke Power Co.                                                     2,426         139
Eastern Enterprises                                                  100           4
Edison International                                               2,200          66
Enron Corp.                                                        1,900          93
Entergy Corp.                                                      1,500          37
First Energy Corp.                                                 1,200          36
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
FPL Group, Inc.                                                    1,300  $       81
GPU, Inc.                                                            500          20
Houston Industries, Inc.                                           1,724          50
Niagara Mohawk Power Corp.+                                          400           5
NICOR, Inc.                                                          100           4
Northern States Power Co.                                            500          28
Pacific Enterprises, Inc.                                            200           8
Pacific Gas & Electric Corp.                                       2,400          78
PacifiCorp.                                                        1,800          42
PECO Energy Co.                                                    1,400          33
Peoples Energy Corp.                                                 100           4
PP&L Resources, Inc.                                                 700          16
Public Service Enterprise Group, Inc.                              1,300          44
Sonat, Inc.                                                          400          18
Southern Co.                                                       3,700          98
Texas Utilities Co.                                                1,222          49
Unicom Corp.                                                       1,300          45
Williams Companies, Inc.                                           1,800          57
                                                                          ----------
                                                                               1,551
                                                                          ----------
 INTERNATIONAL--0.0%
Germany 0.0%
VIAG AG+                                                              12           6
United Kingdom 0.0%
Centrica+                                                         11,258          20
Siebe PLC+                                                             6           0
                                                                          ----------
                                                                                  26
                                                                          ----------
TOTAL COMMON STOCK
 (Cost $37,727)                                                               58,561
                                                                          ----------
 WARRANTS--0.0%
 BELGIUM 0.0%
Generale de Banque (expire 11/15/99)+                                 44           0
                                                                          ----------
 FRANCE 0.0%
AXA UAP CVG (expire 01/07/99)+                                       328           0
                                                                          ----------
 SWITZERLAND 0.0%
Schweizerische Bankverein (expire 6/30/00)+                           20           1
                                                                          ----------
TOTAL WARRANTS (Cost $0)                                                           1
                                                                          ----------

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 MUTUAL FUNDS--66.3%
Schwab S&P 500 Fund                                              336,814  $    5,780
Schwab International Index Fund                                2,094,866      31,570
Schwab Small-Cap Index Fund                                    1,588,806      31,363
Schwab Total Bond Market Index Fund                            8,038,216      80,381
                                                                          ----------
TOTAL MUTUAL FUNDS
 (Cost $137,194)                                                             149,094
                                                                          ----------
                                                                 Par
                                                              ----------
 AGENCY NOTES--6.2%(a)
 DISCOUNT NOTES--6.2%
Federal Home Loan Mortgage Corp.
 5.44%, 07/01/98                                              $7,000,000       6,936
Federal National Mortgage Association
 5.44%, 05/01/98                                               7,000,000       7,000
                                                                          ----------
                                                                              13,936
                                                                          ----------
TOTAL AGENCY NOTES (Cost $13,936)                                             13,936
                                                                          ----------
                                                                            Value
                                                                 Par        (000s)
                                                              ----------  ----------
 CASH EQUIVALENTS--4.4%
MSTC Cash Reserve Liquid Asset Fund
 5.31%*, 05/07/98                                             $10,004,705 $   10,005
                                                                          ----------
TOTAL CASH EQUIVALENTS
 (Cost $10,005)                                                               10,005
                                                                          ----------
TOTAL INVESTMENTS--103.0%
 (Cost $198,862)                                                             231,597
                                                                          ----------
OTHER ASSETS AND LIABILITIES--(3.0)%
Other Assets                                                                     875
Liabilities                                                                   (7,543)
                                                                          ----------
                                                                              (6,668)
                                                                          ----------

NET ASSETS--100.0%                                                        $  224,929
                                                                          ----------
                                                                          ----------

SEE ACCOMPANYING NOTES TO STATEMENTS OF NET ASSETS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO-TM-
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 COMMON STOCK--19.6%
 AEROSPACE/DEFENSE--0.3%
Boeing Co.                                                         1,546  $       79
General Dynamics Corp.                                               200           8
Lockheed Martin Corp.                                                300          33
Northrop Grumman Corp.                                               100          11
Raytheon Co. Class B                                                 500          28
Textron, Inc.                                                        300          23
United Technologies Corp.                                            400          39
                                                                          ----------
                                                                                 221
                                                                          ----------
 AIR TRANSPORTATION--0.1%
AMR Corp.                                                            200          31
Delta Airlines, Inc.                                                 100          12
FDX Corp.+                                                           280          19
Southwest Airlines Co.                                               450          12
US Airways Group, Inc.+                                              200          14
                                                                          ----------
                                                                                  88
                                                                          ----------
 ALCOHOLIC BEVERAGES--0.1%
Adolph Coors Co. Class B                                             100           4
Anheuser-Busch Companies, Inc.                                       700          32
Brown-Forman Corp. Class B                                           100           6
Seagram Co., Ltd.                                                    500          21
                                                                          ----------
                                                                                  63
                                                                          ----------
 APPAREL--0.1%
Fruit of the Loom, Inc. Class A+                                     100           4
Liz Claiborne, Inc.                                                  100           5
Nike, Inc. Class B                                                   400          19
Reebok International Ltd.                                            100           3
Russell Corp.                                                        100           3
Springs Industries, Inc.                                             100           6
Stride Rite Corp.                                                    100           1
V.F. Corp.                                                           200          10
                                                                          ----------
                                                                                  51
                                                                          ----------
 AUTOMOTIVE PRODUCTS/MOTOR VEHICLES--0.4%
BF Goodrich Co.                                                      100           5
Chrysler Corp.                                                     1,000          40
Cooper Tire & Rubber Co.                                             100           2
Cummins Engine Co., Inc.                                             100           5
Dana Corp.                                                           200          12
Eaton Corp.                                                          200          18
Echlin, Inc.                                                         100           5

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Fleetwood Enterprises, Inc.                                          100  $        5
Ford Motor Co.                                                     1,800          82
General Motors Corp.                                               1,100          74
Genuine Parts Co.                                                    250           9
Goodyear Tire & Rubber Co.                                           300          21
Navistar International Corp.+                                        100           3
Paccar, Inc.                                                         100           6
TRW, Inc.                                                            200          11
                                                                          ----------
                                                                                 298
                                                                          ----------
 BANKS--1.8%
Banc One Corp.                                                       967          57
Bank of New York Co., Inc.                                           600          35
BankAmerica Corp.                                                  1,100          94
BankBoston Corp.                                                     200          22
Bankers Trust New York Corp.                                         200          26
BB & T Corp.                                                         200          14
Chase Manhattan Corp.                                                708          98
Citicorp                                                             700         105
Comerica, Inc.                                                       300          20
Fifth Third Bancorp                                                  375          21
First Chicago NBD Corp.                                              481          45
First Union Corp.                                                  1,500          91
Fleet Financial Group, Inc.                                          489          42
Huntington Bancshares, Inc.                                          500          18
J.P. Morgan & Co., Inc.                                              300          39
KeyCorp, Inc.                                                        700          28
MBNA Corp.                                                           737          25
Mellon Bank Corp.                                                    400          29
Mercantile Bancorp. Inc.                                             200          11
National City Corp.                                                  500          35
NationsBank Corp.                                                  1,467         111
Northern Trust Corp.                                                 200          15
Norwest Corp.                                                      1,100          44
PNC Bank Corp.                                                       500          30
Republic New York Corp.                                              100          13
State Street Corp.                                                   300          21
Summit Bancorp.                                                      300          15
SunTrust Banks, Inc.                                                 300          24
Synovus Financial Corp.                                              200           7
U. S. Bancorp.                                                       363          46
Wachovia Corp.                                                       300          25
Washington Mutual, Inc.                                              390          27
Wells Fargo & Co.                                                    166          61
                                                                          ----------
                                                                               1,294
                                                                          ----------

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 BUSINESS MACHINES & SOFTWARE--1.8%
3COM Corp.+                                                          600  $       21
Adobe Systems, Inc.                                                  100           5
Apple Computer, Inc.+                                                200           5
Autodesk, Inc.                                                       100           5
Bay Networks, Inc.+                                                  300           7
Cabletron Systems, Inc.+                                             400           5
Ceridian Corp.+                                                      157           9
Cisco Systems, Inc.+                                               1,550         114
Compaq Computer Corp.                                              2,304          65
Computer Associates International, Inc.                              850          50
Computer Sciences Corp.+                                             358          19
Data General Corp.+                                                  400           6
Dell Computer Corp.+                                               1,000          81
Digital Equipment Corp.+                                             200          11
EMC Corp.                                                            800          37
Gateway 2000, Inc.+                                                  200          12
Hewlett-Packard Co.                                                1,600         121
Honeywell, Inc.                                                      200          19
Intergraph Corp.+                                                    100           1
International Business Machines Corp.                              1,500         174
Microsoft Corp.+                                                   3,800         339
Novell, Inc.+                                                      1,100          11
Oracle Systems Corp.+                                              1,500          39
Parametric Technology Corp.+                                         400          13
Pitney Bowes, Inc.                                                   400          19
Seagate Technology, Inc.+                                            276           7
Silicon Graphics, Inc.+                                              122           2
Sun Microsystems, Inc.+                                              600          25
Unisys Corp.+                                                        400           9
Xerox Corp.                                                          500          57
                                                                          ----------
                                                                               1,288
                                                                          ----------
 BUSINESS SERVICES--0.3%
Automatic Data Processing, Inc.                                      500          35
Browning-Ferris Industries, Inc.                                     300          10
Cognizant Corp.                                                      200          10
Deluxe Corp.                                                         100           3
Dun & Bradstreet Corp.                                               500          18
Ecolab, Inc.                                                         200           6
Equifax, Inc.                                                        200           8
First Data Corp.                                                     600          20
H & R Block, Inc.                                                    200           9
IKON Office Solutions                                                200           5
Interpublic Group of Companies, Inc.                                 250          16
Laidlaw, Inc.                                                        500           7
Moore Corp. Ltd.                                                     100           2
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
National Service Industries, Inc.                                    100  $        5
Omnicom Group, Inc.                                                  200           9
R.R. Donnelley & Sons Co.                                            200           9
Waste Management, Inc.                                               700          23
                                                                          ----------
                                                                                 195
                                                                          ----------
 CHEMICAL--0.5%
Air Products & Chemicals, Inc.                                       200          17
Dow Chemical Co.                                                     400          39
E.I. du Pont de Nemours & Co.                                      1,800         130
Eastman Chemical Co.                                                 200          14
Great Lakes Chemical Corp.                                           100           5
Hercules, Inc.                                                       100           5
Minnesota Mining & Manufacturing Co.                                 700          66
Morton International, Inc.                                           200           6
Nalco Chemical Co.                                                   100           4
PPG Industries, Inc.                                                 300          21
Praxair, Inc.                                                        200          10
Rohm & Haas Co.                                                      100          11
Sigma-Aldrich Corp.                                                  100           4
Union Carbide Corp.                                                  300          15
W.R. Grace & Co.+                                                    100           2
                                                                          ----------
                                                                                 349
                                                                          ----------
 CONSTRUCTION--0.1%
Armstrong World Industries, Inc.                                     100           9
Centex Corp.                                                         200           7
Crane Co.                                                            100           5
Fluor Corp.                                                          100           5
Kaufman & Broad Home Corp.                                           100           3
Owens Corning                                                        100           4
Pulte Corp.                                                          100           5
Sherwin-Williams Co.                                                 200           7
The Stanley Works                                                    100           5
                                                                          ----------
                                                                                  50
                                                                          ----------
 CONSUMER--DURABLES--0.1%
Black & Decker Corp.                                                 100           5
Masco Corp.                                                          300          19
Maytag Corp.                                                         100           5
Newell Co.                                                           300          14
Snap-on, Inc.                                                        100           4
Whirlpool Corp.                                                      100           7
                                                                          ----------
                                                                                  54
                                                                          ----------

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
 CONSUMER--NONBURABLES--0.2%
American Greetings Corp. Class A                                     100  $        5
Corning, Inc.                                                        300          12
Darden Restaurants, Inc.                                             400           6
Hasbro, Inc.                                                         150           6
Jostens, Inc.                                                        100           2
Mattel, Inc.                                                         450          17
McDonald's Corp.                                                   1,100          68
Rubbermaid, Inc.                                                     300           9
Tricon Global Restaurants, Inc.+                                     240           8
Wendy's International, Inc.                                          300           7
                                                                          ----------
                                                                                 140
                                                                          ----------
 CONTAINERS--0.1%
Ball Corp.                                                           100           4
Bemis Co., Inc.                                                      100           4
Crown Cork & Seal Co., Inc.                                          200          10
Owens-Illinois, Inc.+                                                300          12
Sealed Air Corp.+                                                    153          10
Stone Container Corp.                                                100           2
                                                                          ----------
                                                                                  42
                                                                          ----------
 ELECTRONICS--0.8%
Advanced Micro Devices, Inc.+                                        180           5
AMP, Inc.                                                            300          12
Applied Materials, Inc.                                              500          18
DSC Communications Corp.+                                            100           2
EG&G, Inc.                                                           100           3
General Instrument Corp.+                                            200           4
General Signal Corp.                                                 100           4
Harris Corp.                                                         100           5
Intel Corp.                                                        2,500         203
KLA-Tencor Corp.+                                                    100           4
LSI Logic Corp.+                                                     100           3
Lucent Technologies, Inc.                                          2,012         153
Micron Technology, Inc.                                              400          12
Motorola, Inc.                                                       900          50
National Semiconductor Corp.+                                        200           4
Perkin Elmer Corp.                                                   100           7
Rockwell International Corp.                                         300          17
Scientific-Atlanta, Inc.                                             100           2
Tektronix, Inc.                                                       50           2
Tellabs, Inc.+                                                       300          21
Texas Instruments, Inc.                                              600          38
Thermo Electron Corp.+                                               300          12
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Thomas & Betts Corp.                                                  63  $        4
                                                                          ----------
                                                                                 585
                                                                          ----------
 ENERGY--RAW MATERIALS--0.3%
Anadarko Petroleum Corp.                                             100           7
Apache Corp.                                                         100           4
Baker Hughes, Inc.                                                   400          16
Burlington Resources, Inc.                                           300          14
Dresser Industries, Inc.                                             300          16
Halliburton Co.                                                      414          23
Helmerich & Payne, Inc.                                              200           6
Occidental Petroleum Corp.                                           500          15
ONEOK, Inc.                                                          100           4
Rowan Companies, Inc.+                                               100           3
Schlumberger Ltd.                                                    800          66
Union Pacific Resources Group                                        369           9
Western Atlas, Inc.+                                                 100           8
                                                                          ----------
                                                                                 191
                                                                          ----------
 FOOD & AGRICULTURE--1.1%
Archer-Daniels Midland Co.                                           836          18
Bestfoods, Inc.                                                      400          22
Campbell Soup Co.                                                    700          36
Coca-Cola Co.                                                      3,800         287
ConAgra, Inc.                                                        700          20
General Mills, Inc.                                                  216          15
H.J. Heinz Co.                                                       600          33
Hershey Foods Corp.                                                  200          15
Kellogg Co.                                                          700          29
Monsanto Co.                                                         900          48
PepsiCo, Inc.                                                      2,300          91
Pioneer Hi-Bred International, Inc.                                  400          15
Quaker Oats Co.                                                      200          10
Ralston Purina Co.                                                   200          21
Sara Lee Corp.                                                       700          42
SYSCO Corp.                                                          500          12
Unilever NV                                                        1,000          75
Wm. Wrigley Jr. Co.                                                  200          18
                                                                          ----------
                                                                                 807
                                                                          ----------
 GOLD--0.1%
Barrick Gold Corp.                                                   600          13
Battle Mountain Gold Co.                                             200           1
Homestake Mining Co.                                                 100           1
Newmont Mining Corp.                                                 443          15

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Placer Dome, Inc.                                                    600  $        9
                                                                          ----------
                                                                                  39
                                                                          ----------
 HEALTHCARE/DRUG & MEDICINE--2.3%
Abbott Laboratories                                                1,200          88
Allergan, Inc.                                                       100           4
ALZA Corp.+                                                          300          14
American Home Products Corp.                                       1,000          93
Amgen, Inc.+                                                         400          24
Bausch & Lomb, Inc.                                                  100           5
Baxter International, Inc.                                           400          22
Becton, Dickinson & Co.                                              400          28
Biomet, Inc.+                                                        300           9
Boston Scientific Corp.+                                             267          19
Bristol-Myers Squibb Co.                                           1,600         169
C.R. Bard, Inc.                                                      100           4
Cardinal Health, Inc.                                                200          19
Columbia/HCA Healthcare Corp.                                      1,000          33
Eli Lilly & Co.                                                    1,700         118
Guidant Corp.                                                        200          13
HBO & Co.                                                            300          18
HealthSouth Corp.+                                                   700          21
Humana, Inc.+                                                        300           8
Johnson & Johnson                                                  2,100         150
Mallinckrodt, Inc.                                                   100           3
Manor Care, Inc.                                                     100           4
Medtronic, Inc.                                                      700          37
Merck & Co., Inc.                                                  1,900         230
Pfizer, Inc.                                                       2,000         228
Pharmacia & Upjohn, Inc.                                             800          34
Schering-Plough Corp.                                              1,100          88
Service Corp. International                                          400          17
Shared Medical Systems Corp.                                         100           7
St. Jude Medical, Inc.                                               100           4
Tenet Healthcare Corp.+                                              500          19
United Healthcare Co.                                                300          21
US Surgical Corp.                                                    100           3
Warner Lambert Co.                                                   400          76
                                                                          ----------
                                                                               1,630
                                                                          ----------
 HOUSEHOLD PRODUCTS--0.5%
Alberto-Culver Co. Class B                                           100           3
Avon Products, Inc.                                                  200          16
Clorox Co.                                                           200          17
Colgate-Palmolive Co.                                                500          45
Gillette Co.                                                         900         104
International Flavors & Fragrances, Inc.                             200          10
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Procter & Gamble Co.                                               2,100  $      172
Tupperware Corp.                                                     100           3
                                                                          ----------
                                                                                 370
                                                                          ----------
 INSURANCE--0.8%
Aetna, Inc.                                                          222          18
Allstate Corp.                                                       700          67
American General Corp.                                               400          27
American International Group, Inc.                                 1,050         137
Aon Corp.                                                            250          16
Chubb Corp.                                                          300          24
CIGNA Corp.                                                          100          21
Cincinnati Financial Corp.                                           100          13
Conseco, Inc.                                                        332          16
General Re Corp.                                                     137          31
Hartford Financial Services Group, Inc.                              200          22
Jefferson-Pilot Corp.                                                150           9
Lincoln National Corp.                                               200          18
Marsh & McLennan Companies, Inc.                                     300          27
MBIA, Inc.                                                           200          15
MGIC Investment Corp.                                                200          13
Progressive Corp.                                                    100          14
SAFECO Corp.                                                         200          10
St. Paul Companies, Inc.                                             228          19
SunAmerica, Inc.                                                     250          12
Torchmark Corp.                                                      200           9
Transamerica Corp.                                                   100          12
UNUM Corp.                                                           200          11
                                                                          ----------
                                                                                 561
                                                                          ----------
 MEDIA--0.6%
CBS Corp.                                                          1,100          39
Clear Channel Communications, Inc.+                                  200          19
Comcast Corp. Class A                                                500          18
Dow Jones & Co., Inc.                                                100           5
Gannett Co., Inc.                                                    400          27
Harcourt General, Inc.                                               100           5
King World Productions, Inc.+                                        200           5
Knight-Ridder, Inc.                                                  200          12
McGraw Hill Companies, Inc.                                          200          15
Meredith Corp.                                                       100           4
New York Times Co. Class A                                           200          14
SBC Communications, Inc.                                           2,838         118
Telecommunications, Inc. Series A (TCI Group)+                       800          26
Time Warner, Inc.                                                    900          71
Times Mirror Co. Series A                                            200          12

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Tribune Co.                                                          200  $       13
Viacom, Inc. Class B+                                                600          35
                                                                          ----------
                                                                                 438
                                                                          ----------
 MISCELLANEOUS FINANCE--0.9%
American Express Co.                                                 700          71
Associates First Capital Corp.                                       545          41
Beneficial Corp.                                                     100          13
Charles Schwab Corp.                                                 400          14
Countrywide Credit Industries, Inc.                                  200          10
Fannie Mae                                                         1,600          96
Franklin Resources, Inc.                                             400          21
Freddie Mac                                                        1,100          51
Golden West Financial Corp.                                          100          11
Green Tree Financial Corp.                                           200           8
H.F. Ahmanson & Co.                                                  200          15
Household International, Inc.                                        200          26
Lehman Brothers Holdings, Inc.                                       200          14
Merrill Lynch & Co., Inc.                                            500          44
Morgan Stanley, Dean Witter, Discover & Co.                          965          76
Providian Financial Corp.                                            200          12
Travelers Group, Inc.                                              1,739         107
                                                                          ----------
                                                                                 630
                                                                          ----------
 NON-FERROUS METALS--0.1%
Alcan Aluminum, Ltd.                                                 300          10
Aluminum Company of America                                          300          23
Asarco, Inc.                                                         100           2
Cyprus Amax Minerals Co.                                             100           2
Engelhard Corp.                                                      100           2
Freeport-McMoRan Copper & Gold, Inc. Class B                         600          11
Inco Ltd.                                                            300           5
Phelps Dodge Corp.                                                   100           7
Reynolds Metals Co.                                                  100           7
                                                                          ----------
                                                                                  69
                                                                          ----------
 OIL--DOMESTIC--0.2%
Amerada Hess Corp.                                                   100           6
Ashland, Inc.                                                        100           5
Atlantic Richfield Co.                                               500          39
Kerr-McGee Corp.                                                     100           7
Oryx Energy Co.+                                                     100           3
Pennzoil Co.                                                         100           6
Phillips Petroleum Co.                                               400          20
Sun, Inc.                                                            100           4
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Unocal Corp.                                                         500  $       20
USX-Marathon Group                                                   400          14
                                                                          ----------
                                                                                 124
                                                                          ----------
 OIL--INTERNATIONAL--1.1%
Amoco Corp.                                                        1,500          66
Chevron Corp.                                                      1,000          83
Exxon Corp.                                                        3,800         277
Mobil Corp.                                                        1,200          95
Royal Dutch Petroleum Co.--Sponsored ADR**                         3,300         187
Texaco, Inc.                                                         900          55
                                                                          ----------
                                                                                 763
                                                                          ----------
 OPTICAL & PHOTO--0.1%
Eastman Kodak Co.                                                    500          36
Polaroid Corp.                                                       100           4
                                                                          ----------
                                                                                  40
                                                                          ----------
 PAPER & FOREST PRODUCTS--0.2%
Boise Cascade Corp.                                                  100           4
Champion International Corp.                                         100           5
Fort James Corp.                                                     300          15
Georgia-Pacific Corp.                                                200          15
International Paper Co.                                              500          26
Kimberly-Clark Corp.                                                 856          45
Louisiana-Pacific Corp.                                              100           2
Mead Corp.                                                           100           3
Potlatch Corp.                                                       100           5
Temple Inland, Inc.                                                  100           6
Union Camp Corp.                                                     100           6
Westvaco Corp.                                                       100           3
Weyerhaeuser Co.                                                     300          17
Willamette Industries, Inc.                                          200           8
                                                                          ----------
                                                                                 160
                                                                          ----------
 PRODUCER GOODS & MANUFACTURING--1.2%
Aeroquip-Vickers, Inc.                                               100           6
Allied Signal, Inc.                                                  900          39
Avery Dennison Corp.                                                 200          10
Briggs & Stratton Corp.                                              100           5
Case Corp.                                                           100           6
Caterpillar, Inc.                                                    600          34
Cincinnati Milacron, Inc.                                            300           9
Cooper Industries, Inc.                                              300          20
Deere & Co.                                                          400          23

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Dover Corp.                                                          300  $       12
Emerson Electric Co.                                                 700          45
FMC Corp.+                                                           100           8
Foster Wheeler Corp.                                                 100           3
General Electric Co.                                               5,000         427
Harnischfeger Industries, Inc.                                       100           3
Illinois Tool Works, Inc.                                            400          28
Ingersoll-Rand Co.                                                   350          16
ITT Industries, Inc.                                                 200           7
Johnson Controls, Inc.                                               100           6
McDermott International, Inc.                                        100           4
Millipore Corp.                                                      100           3
NACCO Industries, Inc. Class A                                       100          17
Pall Corp.                                                           100           2
Parker-Hannifin Corp.                                                150           7
Raychem Corp.                                                        100           4
Tenneco, Inc.                                                        300          13
Timken Co.                                                           100           4
Tyco International Ltd.                                              900          49
W.W. Grainger, Inc.                                                  100          11
                                                                          ----------
                                                                                 821
                                                                          ----------
 RAILROAD & SHIPPING--0.1%
Burlington Northern Santa Fe Corp.                                   300          29
CSX Corp.                                                            300          16
Norfolk Southern Corp.                                               600          20
Union Pacific Corp.                                                  400          22
                                                                          ----------
                                                                                  87
                                                                          ----------
 RETAIL--1.0%
Albertson's, Inc.                                                    400          20
American Stores Co.                                                  400          10
AutoZone, Inc.+                                                      200           6
Cendant Corp.+                                                     1,159          29
Circuit City Stores, Inc.                                            100           4
Consolidated Stores Corp.+                                           200           8
Costco Companies, Inc.+                                              300          17
CVS Corp.                                                            300          22
Dayton Hudson Corp.                                                  400          35
Dillards Inc. Class A                                                300          11
Federated Department Stores, Inc.+                                   400          20
Gap, Inc.                                                            650          33
Giant Food, Inc. Class A                                             100           4
Great Atlantic & Pacific Tea Co., Inc.                               100           3
Home Depot, Inc.                                                   1,150          80
J.C. Penney Co., Inc.                                                400          28
Kmart Corp.+                                                         700          12
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
Kroger Co.+                                                          400  $       17
Limited, Inc.                                                        409          14
Longs Drug Stores, Inc.                                              100           3
Lowe's Companies, Inc.                                               300          21
May Department Stores Co.                                            400          25
Mercantile Stores Co., Inc.                                          100           7
Nordstrom, Inc.                                                      200          13
Pep Boys-Manny Moe & Jack                                            100           2
Rite Aid Corp.                                                       400          13
Sears Roebuck & Co.                                                  600          36
SUPERVALU, Inc.                                                      100           4
Tandy Corp.                                                          200          10
TJX Companies, Inc.                                                  200           9
Toys 'R' Us, Inc.+                                                   500          14
Wal-Mart Stores, Inc.                                              3,500         177
Walgreen Co.                                                         700          24
Winn Dixie Stores, Inc.                                              300          11
Woolworth Corp.+                                                     100           2
                                                                          ----------
                                                                                 744
                                                                          ----------
 STEEL--0.0%
Allegheny Teledyne, Inc.                                             292           6
Armco, Inc.+                                                         100           1
Bethlehem Steel Corp.+                                               100           2
Inland Steel Industries, Inc.                                        100           3
Nucor Corp.                                                          100           6
USX-U.S. Steel Group, Inc.                                           100           4
Worthington Industries, Inc.                                         100           2
                                                                          ----------
                                                                                  24
                                                                          ----------
 TELEPHONE--1.3%
AirTouch Communications, Inc.+                                       900          48
Alltel Corp.                                                         300          13
Ameritech Corp.                                                    1,700          72
Andrew Corp.+                                                        100           2
AT&T Corp.                                                         2,500         152
Bell Atlantic Corp.                                                1,229         115
BellSouth Corp.                                                    1,500          96
Frontier Corp.                                                       200           6
GTE Corp.                                                          1,500          88
MCI Communications Corp.                                           1,100          55
Nextel Communications, Inc.+                                         400          11
Northern Telecom Ltd.                                                800          49
Sprint Corp.                                                         700          48
U.S. West, Inc. (Communications Group)                               700          37
U.S. West, Inc. (Media Group)+                                       900          34

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO-TM-
STATEMENT OF NET ASSETS (continued)
April 30, 1998 (Unaudited)

                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
WorldCom, Inc.+                                                    1,600  $       68
                                                                          ----------
                                                                                 894
                                                                          ----------
 TOBACCO--0.2%
Fortune Brands, Inc.                                                 200           7
Loew's Corp.                                                         200          20
Philip Morris Companies., Inc.                                     3,700         138
UST, Inc.                                                            200           6
                                                                          ----------
                                                                                 171
                                                                          ----------
 TRAVEL & RECREATION--0.2%
Brunswick Corp.                                                      100           3
Harrah's Entertainment, Inc.+                                        100           3
Hilton Hotels Corp.                                                  400          13
Marriott International, Inc. Class A+                                200           6
Marriott International, Inc.                                         300          10
Mirage Resorts, Inc.+                                                200           4
Walt Disney Co.                                                    1,109         138
                                                                          ----------
                                                                                 177
                                                                          ----------
 TRUCKING & FREIGHT--0.0%
Ryder Systems, Inc.                                                  100           3
                                                                          ----------
 UTILITIES--ELECTRIC & GAS--0.6%
Ameren Corp.                                                         200           8
American Electric Power Co., Inc.                                    300          14
Baltimore Gas & Electric Co.                                         200           6
Carolina Power & Light Co.                                           200           9
Central & South West Services Corp.                                  300           8
Cinergy Corp.                                                        200           7
Coastal Corp.                                                        200          14
Columbia Gas System, Inc.                                            100           8
Consolidated Edison, Inc.                                            400          18
Consolidated Natural Gas Co.                                         200          12
Dominion Resources, Inc.                                             400          16
DTE Energy Co.                                                       300          12
Duke Power Co.                                                       604          34
Eastern Enterprises                                                  100           4
Edison International                                                 500          15
Enron Corp.                                                          500          25
Entergy Corp.                                                        300           7
First Energy Corp.                                                   300           9
FPL Group, Inc.                                                      300          19
GPU, Inc.                                                            200           8
Houston Industries, Inc.                                             374          11
Niagara Mohawk Power Corp.+                                          100           1
                                                                Number      Value
                                                              of Shares     (000s)
                                                              ----------  ----------
NICOR, Inc.                                                          100  $        4
Northern States Power Co.                                            100           6
Pacific Enterprises, Inc.                                            100           4
Pacific Gas & Electric Corp.                                         700          23
PacifiCorp.                                                          900          21
PECO Energy Co.                                                      300           7
Peoples Energy Corp.                                                 100           4
PP&L Resources, Inc.                                                 300           7
Public Service Enterprise Group, Inc.                                500          17
Sonat, Inc.                                                          100           4
Southern Co.                                                       1,100          29
Texas Utilities Co.                                                  500          20
Unicom Corp.                                                         300          10
Williams Companies, Inc.                                             600          19
                                                                          ----------
                                                                                 440
                                                                          ----------
 INTERNATIONAL--0.0%
Germany 0.0%
VIAG AG+                                                               3           2
                                                                          ----------
United Kingdom 0.0%
Centrica+                                                          2,541           4
Granada Group+                                                         3           0
                                                                          ----------
                                                                                   6
                                                                          ----------
TOTAL COMMON STOCK
 (Cost $10,304)                                                               13,907
                                                                          ----------
 WARRANTS--0.0%
Belgium 0.0%
Generale de Banque (expire 11/15/99)+                                  8           0
                                                                          ----------
France 0.0%
AXA UAP CVG (expire 01/07/99)+                                        72           0
                                                                          ----------
Switzerland 0.0%
Schweizerische Bankverein (expire 6/30/00)+                            5           0
                                                                          ----------
TOTAL WARRANTS
 (Cost $0)                                                                         0
                                                                          ----------
 MUTUAL FUNDS--73.8%
Schwab International Index Fund                                  439,509       6,623
Schwab Small-Cap Index Fund                                      354,511       6,998
Schwab Total Bond Market Index Fund                            3,880,582      38,806
                                                                          ----------
TOTAL MUTUAL FUNDS
 (Cost $50,395)                                                               52,427
                                                                          ----------

                                                                            Value
                                                                 Par        (000s)
                                                              ----------  ----------
 AGENCY NOTES--2.2%(a)
 DISCOUNT NOTES--2.2%
Federal Home Loan Mortgage Corp.
  5.44%, 07/01/98                                             $1,000,000  $      991
Federal National Mortgage Association
  5.44%, 05/01/98                                                600,000         600
                                                                          ----------
                                                                               1,591
                                                                          ----------
TOTAL AGENCY NOTES
 (Cost $1,591)                                                                 1,591
                                                                          ----------
                                                                            Value
                                                                 Par        (000s)
                                                              ----------  ----------

 CASH EQUIVALENTS--5.6%
MSTC Cash Reserve Liquid Asset Fund
  5.31%*, 05/07/98                                            $4,000,670  $    4,001
                                                                          ----------
TOTAL CASH EQUIVALENTS
 (Cost $4,001)                                                                 4,001
                                                                          ----------
TOTAL INVESTMENTS--101.2%
 (Cost $66,291)                                                               71,926
OTHER ASSETS AND LIABILITIES--(1.2)%
  Other Assets                                                                   649
  Liabilities                                                                 (1,490)
                                                                          ----------
                                                                                (841)
                                                                          ----------
NET ASSETS--100.0%                                                           $71,085
                                                                          ----------
                                                                          ----------

SEE ACCOMPANYING NOTES TO STATEMENT OF NET ASSETS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO STATEMENTS OF NET ASSETS

 + Non-Income Producing Security.

 * Interest rates represent the yield on report date.

(a) Yields shown are effective yields at the time of purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (in thousands)
April 30, 1998 (Unaudited)

                                                                                          Schwab MarketTrack Portfolios-TM-
                                                                                        -------------------------------------
                                                                                         Growth     Balanced    Conservative
                                                                                        ---------  -----------  -------------

ASSETS
Investments at value (Cost: $204,824, $198,862, and $66,291, respectively)              $ 254,414   $ 231,597     $  71,926
Cash                                                                                           --          --           605
Receivables:
  Dividends                                                                                    93          72            19
  Interest                                                                                     18          24            13
  Investments sold                                                                             37          32             3
  Fund shares sold                                                                            654         736            --
Prepaid expenses                                                                                9           9             9
Foreign dividend tax reclaim receivable                                                         3           2            --
                                                                                        ---------  -----------  -------------
    Total assets                                                                          255,228     232,472        72,575
                                                                                        ---------  -----------  -------------
LIABILITIES
Payables:
  Investments purchased                                                                    11,329       7,026         1,411
  Fund shares redeemed                                                                        182         302            --
  Investment advisory and administration fees                                                  12          10             3
  Transfer agency and shareholder service fees                                                 11          11             3
  Custodian fees                                                                               39          68            16
Other liabilities                                                                             126         125            57
                                                                                        ---------  -----------  -------------
    Total liabilities                                                                      11,699       7,543         1,490
                                                                                        ---------  -----------  -------------
Net assets applicable to outstanding shares                                             $ 243,529   $ 224,929     $  71,085
                                                                                        ---------  -----------  -------------
                                                                                        ---------  -----------  -------------
NET ASSETS CONSIST OF:
Paid-in-capital                                                                         $ 192,559   $ 189,269     $  64,668
Undistributed net investment income                                                         1,242       1,805           194
Accumulated net realized gain on investments sold and foreign currency transactions           138       1,118           588
Net unrealized appreciation on investments and translating assets and liabilities into
 reporting currency                                                                        49,590      32,737         5,635
                                                                                        ---------  -----------  -------------
                                                                                        $ 243,529   $ 224,929     $  71,085
                                                                                        ---------  -----------  -------------
                                                                                        ---------  -----------  -------------
PRICING OF SHARES:
Outstanding shares, $0.00001 par value (unlimited shares authorized)                       16,595      16,459         5,801
Net asset value, offering and redemption price per share                                   $14.67      $13.67        $12.25

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (in thousands)
For the six months ended April 30, 1998 (Unaudited)

                                                              Schwab MarketTrack Portfolios-TM-
                                                              ----------------------------------
                                                              Growth   Balanced    Conservative
                                                              -------  ---------   -------------

Investment income:
  Dividends (net of foreign tax withheld: $1, $0, and $0,
   respectively)                                              $ 1,271  $ 1,871          $  711
  Interest                                                        957      959             335
                                                              -------  ---------        ------
    Total investment income                                     2,228    2,830           1,046
Expenses:
  Investment advisory and administration fees                     735      663             193
  Transfer agency and shareholder service fees                    248      224              65
  Custodian fees                                                   42       54              27
  Portfolio accounting fees                                        36       33              12
  Registration fees                                                 5        6               5
  Professional fees                                                15       12               9
  Shareholder reports                                              15       20               5
  Trustees' fees                                                    1        3               4
  Amortization of deferred organization costs                       2        2               2
  Insurance and other expenses                                     10       10               9
                                                              -------  ---------        ------
                                                                1,109    1,027             331
Less expenses reduced (Note 4)                                   (452)    (437)           (158)
                                                              -------  ---------        ------
    Total expenses incurred by Fund                               657      590             173
                                                              -------  ---------        ------
Net investment income                                           1,571    2,240             873
                                                              -------  ---------        ------
Net realized gain on investments sold                             229    1,183             603
Net realized loss on foreign currency transactions                (21)     (10)             --
                                                              -------  ---------        ------
Net realized gain on investments sold and foreign currency
 transaction                                                      208    1,173             603
                                                              -------  ---------        ------
Net unrealized appreciation on investments                     25,383   16,074           2,701
Net unrealized appreciation on foreign currency                     1        1              --
                                                              -------  ---------        ------
    Net unrealized appreciation on investments and foreign
     currency                                                  25,384   16,075           2,701
Net gain on investments                                        25,592   17,248           3,304
                                                              -------  ---------        ------
Increase in net assets resulting from operations              $27,163  $19,488          $4,177
                                                              -------  ---------        ------
                                                              -------  ---------        ------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (in thousands)

                                                                       Schwab MarketTrack Portfolios-TM-
                                               ----------------------------------------------------------------------------------
                                                      Growth Fund                Balanced Fund             Conservative Fund
                                               --------------------------  --------------------------  --------------------------
                                                Six months                  Six months                  Six months
                                                   ended                       ended                       ended
                                                 April 30,    Year ended     April 30,    Year ended     April 30,    Year ended
                                                   1998       October 31,      1998       October 31,      1998       October 31,
                                                (Unaudited)      1997       (Unaudited)      1997       (Unaudited)      1997
                                               -------------  -----------  -------------  -----------  -------------  -----------
Operations:
  Net investment income                          $   1,571     $   2,087     $   2,240     $   2,858     $     873     $     973
  Net realized gain on investments sold and
   foreign currency transactions                       208         8,655         1,173         4,372           603         1,046
  Net unrealized appreciation on investments
   and foreign currency translation                 25,384        14,439        16,075        11,175         2,701         1,878
                                               -------------  -----------  -------------  -----------  -------------  -----------
  Increase in net assets resulting from
   operations                                       27,163        25,181        19,488        18,405         4,177         3,897
Dividends to shareholders from net investment
 income                                             (2,098)       (1,915)       (2,881)       (2,005)         (784)         (945)
Distributions to shareholders from net
 capital gains                                      (8,127)           --        (3,851)           --          (911)           --
                                               -------------  -----------  -------------  -----------  -------------  -----------
Total dividends and distributions to
 shareholders                                      (10,225)       (1,915)       (6,732)       (2,005)       (1,695)         (945)
                                               -------------  -----------  -------------  -----------  -------------  -----------
Capital Share Transactions:
  Proceeds from shares sold                         71,434        67,570        77,069        86,068        36,191        24,063
  Net asset value of shares issued in
   reinvestment of dividends                         9,908         1,850         6,425         1,893         1,576           683
  Less payments for shares redeemed                (22,451)      (30,940)      (22,739)      (33,923)       (9,723)       (9,598)
                                               -------------  -----------  -------------  -----------  -------------  -----------
  Increase in net assets from capital share
   transactions                                     58,891        38,480        60,755        54,038        28,044        15,148
                                               -------------  -----------  -------------  -----------  -------------  -----------
Total increase in net assets                        75,829        61,746        73,511        70,438        30,526        18,100
Net Assets:
  Beginning of period                              167,700       105,954       151,418        80,980        40,559        22,459
                                               -------------  -----------  -------------  -----------  -------------  -----------
  End of period (including undistributed net
   investment income of $1,242, $1,765,
   $1,805, $2,453, $194, and $101,
   respectively)                                 $ 243,529     $ 167,700     $ 224,929     $ 151,418     $  71,085     $  40,559
                                               -------------  -----------  -------------  -----------  -------------  -----------
                                               -------------  -----------  -------------  -----------  -------------  -----------
Number of Fund shares:
  Sold                                               5,098         5,302         5,859         7,197         3,017         2,130
  Reinvested                                           760           159           516           169           134            60
  Redeemed                                          (1,603)       (2,496)       (1,730)       (2,883)         (812)         (865)
                                               -------------  -----------  -------------  -----------  -------------  -----------
  Net increase in shares outstanding                 4,255         2,965         4,645         4,483         2,339         1,325
Shares outstanding:
  Beginning of period                               12,340         9,375        11,814         7,331         3,462         2,137
                                               -------------  -----------  -------------  -----------  -------------  -----------
  End of period                                     16,595        12,340        16,459        11,814         5,801         3,462
                                               -------------  -----------  -------------  -----------  -------------  -----------
                                               -------------  -----------  -------------  -----------  -------------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

                                      Income from
                                 Investment Operations                         Less Distributions
                        ---------------------------------------   ---------------------------------------------
                                          Net                                   Distributions
 Fiscal    Net Asset                  Realized &       Total       Dividends         from                         Net Asset
 Period      Value          Net       Unrealized       from        from Net        Realized                         Value
  Ended    Beginning    Investment     Gains on     Investment    Investment       Gain on           Total          End of
 Oct. 31   of Period      Income      Investment     Operation      Income        Investment     Distributions      Period
---------  ----------   -----------   -----------   -----------   -----------   --------------   --------------   ----------

SCHWAB MARKETTRACK GROWTH PORTFOLIO-TM-
  1998(2)    $13.59        $0.23         $1.63         $1.86         $(0.16)        $(0.62)          $(0.78)        $14.67
  1997       $11.30        $0.17         $2.32         $2.49         $(0.20)            --           $(0.20)        $13.59
  1996(3)    $10.00        $0.19         $1.13         $1.32         $(0.02)            --           $(0.02)        $11.30

SCHWAB MARKETTRACK BALANCED PORTFOLIO-TM-
  1998(2)    $12.82        $0.34         $1.05         $1.39         $(0.23)        $(0.31)          $(0.54)        $13.67
  1997       $11.05        $0.22         $1.78         $2.00         $(0.23)            --           $(0.23)        $12.82
  1996(3)    $10.00        $0.25         $0.83         $1.08         $(0.03)            --           $(0.03)        $11.05

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO-TM-
  1998(2)    $11.71        $0.20         $0.75         $0.95         $(0.17)        $(0.24)          $(0.41)        $12.25
  1997       $10.51        $0.35         $1.21         $1.56         $(0.36)            --           $(0.36)        $11.71
  1996(3)    $10.00        $0.33         $0.48         $0.81         $(0.30)            --           $(0.30)        $10.51

(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

               Growth Portfolio           Balanced Portfolio        Conservative Portfolio
           -------------------------   -------------------------   -------------------------
                        Ratio of Net                Ratio of Net                Ratio of Net
 Fiscal     Ratio of     Investment     Ratio of     Investment     Ratio of     Investment
 Period     Expenses       Income       Expenses       Income       Expenses       Income
  Ended     to Ave.      to Average     to Ave.      to Average     to Ave.      to Average
 Oct. 31   Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets
---------  ----------   ------------   ----------   ------------   ----------   ------------
  1998(2)      1.12%*         1.13%*       1.14%*        2.02%*        1.24%*        2.74%*
  1997         1.24%          1.10%        1.30%         1.96%         1.65%         2.56%
  1996(3)      1.50%*         1.42%*       1.56%*        2.12%*        2.05%*        2.33%*

(2)  For the six months ended April 30, 1998 (Unaudited).
(3) Period from November 20, 1995 (commencement of operations) to October 31, 1996.
  *  Annualized.

                                   Ratios/Supplemental Data
           -------------------------------------------------------------------------
                                                             Ratio of Net
                                                Ratio of      Investment
                                                Expenses        Income
 Fiscal         Total                          to Average     to Average    Portfolio
 Period         Return          Net Assets         Net           Net        Turnover
  Ended    (not annualized)   End of Period     Assets(1)     Assets(1)       Rate
 Oct. 31         (%)             (000's)           (%)           (%)          (%)
---------  ----------------   --------------   -----------   ------------   --------

SCHWAB MARKETTRACK GROWTH PORTFOLIO-TM-
  1998(2)        14.39           $243,529          0.66*          1.58*         44
  1997           22.33           $167,700          0.75           1.58         113
  1996(3)        13.24           $105,954          0.89*          2.03*         46

SCHWAB MARKETTRACK BALANCED PORTFOLIO-TM-
  1998(2)        11.30           $224,929          0.65*          2.51*          0
  1997           18.43           $151,418          0.78           2.48         104
  1996(3)        10.82            $80,980          0.89*          2.79*         44

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO-TM-
  1998(2)         8.27            $71,085          0.63*          3.35*        107
  1997           15.12            $40,559          0.81           3.40         104
  1996(3)         8.18            $22,459          0.89*          3.49*         64

(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

               Growth Portfolio           Balanced Portfolio        Conservative Portfolio
           -------------------------   -------------------------   -------------------------
                        Ratio of Net                Ratio of Net                Ratio of Net
 Fiscal     Ratio of     Investment     Ratio of     Investment     Ratio of     Investment
 Period     Expenses       Income       Expenses       Income       Expenses       Income
  Ended     to Ave.      to Average     to Ave.      to Average     to Ave.      to Average
 Oct. 31   Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets
---------  ----------   ------------   ----------   ------------   ----------   ------------
  1998(2)      1.12%*         1.13%*       1.14%*        2.02%*        1.24%*        2.74%*
  1997         1.24%          1.10%        1.30%         1.96%         1.65%         2.56%
  1996(3)      1.50%*         1.42%*       1.56%*        2.12%*        2.05%*        2.33%*

(2)  For the six months ended April 30, 1998 (Unaudited).
(3) Period from November 20, 1995 (commencement of operations) to October 31, 1996.
  *  Annualized.

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 1998 (Unaudited)

1. DESCRIPTION OF THE FUNDS

The Schwab MarketTrack All Equity Portfolio-TM-, Schwab MarketTrack Growth Portfolio-TM- (formerly Schwab Asset Director-Registered Trademark---High Growth
Fund), Schwab MarketTrack Balanced Portfolio-TM- (formerly Schwab Asset Director-Registered Trademark--- Balanced Growth Fund) and Schwab MarketTrack Conservative Portfolio-TM- (formerly Schwab Asset
Director-Registered Trademark--- Conservative Growth Fund) (the "Funds") are series of Schwab Capital Trust (the "Trust"), a no-load, open-end investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (Schwab MarketTrack All Equity Portfolio-TM- was effective on April 16, 1998 and commenced operations on May 19, 1998).

In addition to the four Funds described above, the Trust also offers--the Schwab International Index Fund-Registered Trademark-, Schwab Small-Cap Index Fund-Registered Trademark-, Schwab S&P 500 Fund, Schwab Analytics Fund-Registered Trademark-, Schwab MarketManager International Portfolio-TM- (formerly Schwab One Source Portfolios--International Fund), Schwab MarketManager Growth Portfolio-TM- (formerly Schwab One Source Portfolios--Growth Allocation Fund), Schwab MarketManager Balanced Portfolio-TM- (formerly Schwab One Source Portfolios--Balanced Allocation Fund) and Schwab MarketManager Small Cap Portfolio-TM- (formerly Schwab One Source Portfolios--Small Company Fund). The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Investments in securities traded on an exchange and unlisted securities are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Funds' investment manager pursuant to guidelines adopted in good faith by the Board of Trustees. Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

REPURCHASE AGREEMENTS--Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the Funds' custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates on April 30, 1998. Purchases and sales of foreign securities, foreign income receipts and foreign expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Funds separate within their statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign exchange rates from that arising from changes in securities' market values.

FORWARD CURRENCY CONTRACTS--A forward currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When the Forward is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time the contract was closed. The Funds engage in Forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future exchange rates. The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably.

DEFERRED ORGANIZATION COSTS--Costs incurred in connection with the organization of the Funds are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

EXPENSES--Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

At April 30, 1998 (for financial reporting and federal income tax purposes:)

                                                           Net
                                                       Unrealized      Appreciated     Depreciated
                                                      Appreciation      Securities      Securities
                                                      -------------    ------------    ------------
Schwab MarketTrack Growth Portfolio-TM-               $ 49,590,000     $ 50,140,000    $   550,000
Schwab MarketTrack Balanced Portfolio-TM-             $ 32,737,000     $ 33,070,000    $   333,000
Schwab MarketTrack Conservative Portfolio-TM-         $  5,635,000     $  5,734,000    $    99,000

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, each Fund pays an annual fee, payable monthly, of 0.74% of each Fund's average daily net assets not in excess of $1 billion, 0.69% of such assets over $1 billion and 0.64% of such assets over $2 billion. The Investment Manager has reduced a portion of its fee for the six months ended April 30, 1998 (see Note
4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS--The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the six months ended April 30, 1998 (see Note 4).

OFFICERS AND TRUSTEES--Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. For the six months ended April 30, 1998, the Trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the Investment Company Act of 1940, as amended.

OTHER AFFILIATED PARTIES AND TRANSACTIONS--Pursuant to an Exemptive Order issued by the SEC, the Funds may invest other SchwabFunds-Registered Trademark-. As of April 30, 1998 the Growth Fund, Balanced Fund and Conservative Fund owned 12%, 8%, 2%, respectively of the outstanding shares of the Schwab International Index Fund; 1%, 1%, 0%, respectively of the outstanding shares of the Schwab S&P 500 Index Fund; 17%, 38%, 18%, respectively of the outstanding shares of the Schwab Total Bond Market Index Fund, and 9%, 6%, 1%, respectively of the outstanding shares of the Schwab Small-Cap Index Fund.

INTERFUND TRANSACTIONS--For the six months ended April 30, 1998, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser, common Trustees, and Officers. These sale transactions, made at current market value pursuant to Rule 17a-7 under the Act, were $0, $28,051,000 and $28,704,000, respectively.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, through at least February 28, 1999, each Fund's total operating expenses, including the expenses indirectly incurred through investment in underlying Schwab Funds-Registered Trademark-, will not exceed 0.84% of the Fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest expenses, taxes and extraordinary expenses.

For the six months ended April 30, 1998, the total of such fees and expenses reduced by the Investment Manager were $452,000, $437,000 and $158,000 for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively.

5. BORROWING AGREEMENT

The Trust has a line of credit arrangement with Bank of New York Company whereby the Funds may borrow, in aggregate, up to $100,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Funds. For the six months ended April 30, 1998, no borrowings were made under this arrangement.

6. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, for the six months ended April 30, 1998, were as follows (in thousands):

                                                                                 Conservative
                                                    Growth Fund   Balanced Fund      Fund
                                                    ------------  -------------  ------------
Purchases                                           $   187,635   $    245,885   $   101,344
Proceeds of sales and maturities                    $   129,822   $    182,482   $    73,675

Included in the aforementioned are purchases of common stock of Charles Schwab Corp., an affiliated issuer, with a current value as of April 30, 1998, of $82,250, $47,250 and $14,000 for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help you meet your investment goals. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio(1)
Schwab MarketTrack Growth Portfolio(1)
Schwab MarketTrack Balanced Portfolio(1)
Schwab MarketTrack Conservative Portfolio(1)
Schwab MarketManager Growth Portfolio(2)
Schwab MarketManager Balanced Portfolio(2)

SCHWAB STOCK FUNDS
Schwab 1000 Fund-Registered Trademark-
Schwab S&P 500 Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio(2)
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio(2)

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund(3)
Schwab Short-Term Bond Market Index Fund(3)
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(4) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1)Formerly the Schwab Asset Director Funds.

(2)Formerly the Schwab OneSource-TM- Portfolios.

(3)Formerly the Schwab Government Bond Funds.

(4)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY-R-

101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA 94104


INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C-1998 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20293 (0598-2346) MKT3559(6/98)